                                                                 Exhibit 10.2


                     AMENDED AND RESTATED CREDIT AGREEMENT



          AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 19, 1996 among JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY and JOHN HANCOCK CAPITAL CORPORATION, the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.


                                  WITNESSETH:

          WHEREAS, certain of the parties hereto have heretofore entered into the Credit Agreement dated as of December 13, 1991, as amended by Amendment No. 1 to Credit Agreement dated as of May 1, 1994, Amendment No. 2 to Credit Agreement dated as of May 20, 1994 and Amendment No. 3 to Credit Agreement dated as of June 30, 1995 (the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically
                     -----------------------
defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2. Amendment of Definitions in Section 1.01 of the Agreement.
                     ---------------------------------------------------------
(a) The following definitions contained in Section 1.01 of the Agreement shall be amended in their entirety to read as follows:

          "Bank" means each bank listed on the signature pages of the Amended and Restated Credit Agreement, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

          "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages of the Amended and Restated Credit Agreement, as such amount may be reduced from time to time pursuant to Section 2.09 or terminated pursuant to Section 2.01 or 2.09.

          "Level I Rating" means, with respect to the rating of short-term unsecured debt securities by S&P and/or Moody's, at least A1+ in the case of S&P and P1 in the case of Moody's.

          "Level I Status" exists at any date if, on such date, the Company's short-term unsecured debt securities that do not have the benefit of credit enhancement from any third party (or if, on such date, the Company has no such short-term unsecured debt securities that are rated by S&P and Moody's, JHCC's short-term unsecured debt securities that do not have the benefit of credit enhancement from any third party other than the Company) are rated the Level I Rating.

          "Level II Rating" means, with respect to the rating of short-term unsecured debt securities by S&P and/or Moody's, at least Al in the case of S&P and P1 in the case of Moody's.

          "Level II Status" exists at any date if, on such date, Level I Status does not exist and the Company's short-term unsecured debt securities that do not have the benefit of credit enhancement from any third party (or if, on such date, the Company has no such short-term unsecured debt securities that are rated by S&P and Moody's, JHCC's short-term unsecured debt securities that do not have the benefit of credit enhancement from any third party other than the Company) are rated the Level II Rating.

          "Level III Status" exists at any date if, on such date, neither Level I Status nor Level II Status exists and the Company's short-term unsecured debt securities that do not have the benefit of credit enhancement from any third party (or if, on such date, the Company has no such short-term unsecured debt securities that are rated by S&P and Moody's, JHCC's short-term unsecured debt securities that do not have the benefit of credit enhancement from any third party other than the Company) are rated the Level III Rating.

          "Termination Date" means the Quarterly Date falling in June 2001.

          (b) The following definitions shall be inserted in alphabetical order in Section 1.01 of the Agreement:

          "Amended and Restated Credit Agreement" means the Amended and Restated Credit Agreement dated as of July 19, 1996 among the Borrowers, the Banks listed on the signature pages thereof and the Agent.

          "Level III Rating" means, with respect to the rating of short-term unsecured debt securities by S&P and/or Moody's, at least Al in the case of S&P or P1 in the case of Moody's.

          "Level IV Rating" means, with respect to the rating of short-term unsecured debt securities by S&P and/or Moody's, at least A2 in the case of S&P or P2 in the case of Moody's.

          "Level IV Status" exists at any date if, on such date, neither Level I Status nor Level II Status nor Level III Status exists and the Company's short-term unsecured debt securities that do not have the benefit of credit enhancement from any third party (or if, on such date, the Company has no such short-term unsecured debt securities that are rated by S&P and Moody's, JHCC's short-term unsecured debt securities that do not have the benefit of credit enhancement from any third party other than the Company) are rated the Level IV Rating.

          "Level V Rating" means, with respect to the rating of short-term unsecured debt securities by S&P and/or Moody's, at least A3 in the case of S&P or P3 in the case of Moody's.

          "Level V Status" exists at any date if, on such date, neither Level I Status nor Level II Status nor Level III Status nor Level IV Status exists and the Company's short-term unsecured debt securities that do not have the benefit of credit enhancement from any third party (or if, on such date, the Company has no such short-term unsecured debt securities that are rated by S&P and Moody's, JHCC's short-term unsecured debt securities that do not have the benefit of credit enhancement from any third party other than the Company) are rated the Level V Rating.

          "Level VI Status" exists on any date on which, neither Level I Status nor Level II Status nor Level

      III Status nor Level IV Status nor Level V Status exists.

          (c) The definition of "Debt" contained in Section 1.01 of the Agreement shall be amended by deleting the reference therein to "John Hancock Clearing Corporation" and inserting a reference to "John Hancock Freedom Securities Corporation" in lieu thereof.

          SECTION 3. Amendment of Section 2.07 of the Agreement. Section 2.07 of
                     ------------------------------------------
the Agreement shall be amended by deleting the definitions of "CD Margin" contained in subsection (b) thereof and "Euro-Dollar Margin" contained in subsection (c) thereof and inserting the following definitions in lieu thereof:

          "CD Margin" means:

          (i) for any day on which Level I Status exists, .2550 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .3050 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments;

          (ii) for any day on which Level II Status exists, .2950 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .3450 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments;

          (iii) for any day on which Level III Status exists, .3250 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .3750 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments;

          (iv) for any day on which Level IV Status exists, .3500 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .4000 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments;

          (v) for any day on which Level V Status exists, .3750 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .4250 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments; and

          (vi) for any day on which Level VI Status exists, .4750 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .5750 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments.

          "Euro-Dollar Margin" means:

          (i) for any day on which Level I Status exists, .1300 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .1800 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments;

          (ii) for any day on which Level II Status exists, .1700 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .2200 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments;

          (iii) for any day on which Level III Status exists, .2000 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .2500 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments;

          (iv) for any day on which Level IV Status exists, .2250 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .2750 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments;

          (v) for any day on which Level V Status exists, .2500 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .3000 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments; and

          (vi) for any day on which Level VI Status exists, .3500 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .4500 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments.

          SECTION 4. Amendment of Section 2.08 of the Agreement. Section 2.08 of
                     ------------------------------------------
the Agreement shall be amended by deleting it in its entirety and inserting the following in lieu thereof:

          SECTION 2.08. Facility Fee. The Company shall pay to the Agent for the
                        ------------
     account of the Banks ratably a facility fee at the rate of (i) for any day on which Level I Status exists, .0700 of 1% per annum, (ii) for any day on which Level II Status exists, .0800 of 1% per annum, (iii) for any day on which Level III Status exists, .1000 of 1% per annum, (iv) for any day on which Level IV Status exists, .1250 of 1% per annum, (v) for any day on which Level V Status exists, .1500 of 1% per annum and (vi) for any day on which Level VI Status exists, .2500 of 1% per annum. Such facility fee shall accrue from and including the Signing Date to but excluding the Termination Date (or, if later, the date the Loans shall be repaid in their entirety), on the daily average of the greater of (x) the aggregate of the Commitments (whether used or unused) and (y) the aggregate outstanding principal amount of the Loans; provided, however, that the provisions of
                                    --------- -------
     Section 2.08 of the Agreement (as in effect prior to the Amended and Restated Credit Agreement) shall apply to and including the effective date of the Amended and Restated Credit Agreement. Accrued fees under this Section shall be payable quarterly in arrears on each Quarterly Date and upon the date of termination of the Commitments in their entirety (and, if later, the date the Loans shall be repaid in their entirety).

          SECTION 5. Amendment of Section 3.02(d) of the Agreement. Section
                     ---------------------------------------------
3.02(d) of the Agreement shall be amended by adding the following parenthetical phrase

"(except, other than in the case of a Borrowing on the effective date of the Amended and Restated Credit Agreement, the representations and warranties set forth in Sections 4.04(d) and 4.05)" after the reference to "this Agreement".

     SECTION 6. Amendment of Section 4.04 of the Agreement. Subsections (a) (i)
                ------------------------------------------
and (ii) and (b) and (c) and (d) of Section 4.04 of the Agreement shall be amended by deleting the references therein to "1993" and inserting references to "1995" in lieu thereof. Such subsection (d) shall be further amended by deleting the reference to "Amendment No. 1" therein and inserting in lieu thereof a reference to "the Amended and Restated Credit Agreement."

     SECTION 7. Amendment of Section 4.10 of the Agreement. Section 4.10 of the
                ------------------------------------------
Agreement shall be amended by deleting the reference to "and as of the date of Amendment No. 1" in the last sentence of Section 4.10 and inserting in lieu thereof a reference to "and as of the effective date of the Amended and Restated Credit Agreement."

     SECTION 8. Amendment of Section 5.08 of the Agreement. The reference to
                ------------------------------------------
"$2,000,000,000" contained in Section 5.08 of the Agreement shall be deleted and a reference to "$2,500,000,000" shall be inserted in lieu thereof.

     SECTION 9. Support Agreement. The Borrowers jointly and severally represent
                -----------------
and warrant that the Support Agreement has not been amended or supplemented or otherwise revised or replaced since the version thereof dated as of October 15, 1984, a copy of which is attached as Exhibit K to the Agreement.

     SECTION 10. Representations and Warranties. The Borrowers jointly and
                 ------------------------------
severally make as of the date hereof the representations and warranties contained in Article IV of the Agreement and further represent and warrant that as of the date hereof no Default has occurred and is continuing.

     SECTION 11. Fees. Fees accrued to but not including the effective date
                 ----
hereof pursuant to subsection (b) of Section 2.08 shall be paid on such date by the Company to the Agent for the benefit of each Bank which, upon the effectiveness of this Amended and Restated Credit Agreement, no longer has any Commitment under the Agreement.

     SECTION 12. Governing Law. This Amended and Restated Credit Agreement shall
                 -------------
be governed by and construed in accordance with the laws of the State of New
York.

     SECTION 13. Counterparts; Effectiveness. This Amended and Restated Credit
                 ---------------------------
Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amended and Restated Credit Agreement shall become effective as of the date on which the Agent shall have received duly executed counterparts hereof signed by the Borrowers and the Banks and the Agent (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution and delivery of a counterpart hereof by such party).

     SECTION 14. Certain Banks. The parties hereto understand and agree that the
                 -------------
banks signing below the signature of the Agent will no longer be Banks after the effective date hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                         JOHN HANCOCK MUTUAL LIFE
                         INSURANCE COMPANY



                         By  /s/ Henry J. Desautel
                             ---------------------
                             Title:  Second Vice President



                         By  /s/ Julie H. Indge
                             ------------------
                             Title:  Assistant Treasurer


                         JOHN HANCOCK CAPITAL CORPORATION



                         By  /s/ Peter S. Mitsopoulos
                             ------------------------
                             Title:  Treasurer



                         By /s/ Julie H. Indge
                            ------------------
                            Title:  Assistant Treasurer

COMMITMENTS
-----------
$35,000,000                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                    By /s/ Anne E. Darby
                                       -----------------------------------------
                                       Title: Vice President


$35,000,000                         THE FIRST NATIONAL BANK OF BOSTON



                                    By /s/ Lawrence C. Bigelow
                                       -----------------------------------------
                                       Title:  Director


$30,000,000                         THE CHASE MANHATTAN BANK


                                    By /s/ Peter W. Platten
                                       -----------------------------------------
                                       Title: Vice President


$30,000,000                         CITIBANK, N.A.


                                    By /s/ Scott F. Engle
                                       -----------------------------------------
                                       Title: Attorney-in-fact


$30,000,000                         COMERICA BANK


                                    By /s/ Chris Georgvassilis
                                       -----------------------------------------
                                       Title: Vice President


$30,000,00                          BANK OF TOKYO-MITSUBISHI


                                    By /s/ Dane E. Holmes
                                       -----------------------------------------
                                       Title: Attorney-in-fact


$30,000,000                         FLEET NATIONAL BANK


                                    By /s/ Sandra M. Anselment
                                       -----------------------------------------
                                       Title: Assistant Vice President


$30,000,000                         THE SANWA BANK, LIMITED


                                    By /s/ Yutaka Higashino
                                       -----------------------------------------
                                       Title: Senior Vice President


$20,000,000                         DEN DANSKE BANK AKTIESELSKAB
                                      Cayman Island Branch


                                    By /s/ John A. O'Neill
                                       -----------------------------------------
                                       Title: Vice President

$20,000,000                         THE FUJI BANK, LIMITED


                                    By /s/ Gina M. Kearns
                                       -----------------------------------------
                                       Title: Vice President

$20,000,000                         THE NORTHERN TRUST COMPANY


                                    By /s/ Marcia P. Saper
                                       -----------------------------------------
                                       Title: Vice President


$20,000,000                         ROYAL BANK OF CANADA


                                    By /s/ Gary Overton
                                    -------------------------------------------
                                       Title: Senior Manager


$20,000,000                         WELLS FARGO BANK, N.A.


                                    By /s/ Edwin Sauve
                                       ----------------------------------------
                                       Title: Vice President


$15,000,000                         CREDIT LYONNAIS NEW YORK BRANCH


                                    By /s/ Sebastian Rocco
                                       ----------------------------------------
                                       Title: First Vice President

$15,000,000                         CREDIT SUISSE


                                    By /s/ Juerq Johner
                                       ----------------------------------------
                                       Title: Associate


                                    By /s/ Anne Schultheiss-Jensen
                                       ----------------------------------------
                                       Title: Associate


$15,000,000                         THE SUMITOMO BANK, LIMITED


                                    By /s/ Yoshinori Kawamura
                                       ----------------------------------------
                                       Title: Joint General Manager


$15,000,000                         WACHOVIA BANK OF GEORGIA, N.A.


                                    By /s/ Kathleen H. Reedy
                                       ----------------------------------------
                                       Title: Vice President


$10,000,000                         BANK OF AMERICA ILLINOIS


                                    By /s/ Ron Drobny
                                       ----------------------------------------
                                       Title: Vice President


$10,000,000                         BANK OF HAWAII


                                    By /s/ Alison Sierens
                                       ----------------------------------------
                                       Title:  Assistant Vice President

$10,000,000                         THE BANK OF NEW YORK


                                    By /s/ Lizanne T. Eberle
                                       ----------------------------------------
                                       Title: Vice President


$10,000,000                         THE BANK OF NOVA SCOTIA


                                    By /s/ Terry M. Pitcher
                                       ----------------------------------------
                                       Title: Authorized Signatory



$10,000,000                         BARNETT BANK OF JACKSONVILLE, N.A.


                                    By /s/ Lawrence B. Katz
                                       ----------------------------------------
                                       Title: Vice President & Regional Manager


$10,000,000                         THE FIRST NATIONAL BANK OF CHICAGO


                                    By /s/ Thomas Collimore
                                       ----------------------------------------
                                       Title: Vice President


$10,000,000                         STATE STREET BANK AND TRUST COMPANY


                                    By /s/ Edward M. Anderson
                                       ----------------------------------------
                                       Title: Vice President

$10,000,000                         SUNTRUST BANK, ATLANTA


                                    By /s/ Susan M. Boyd
                                       ----------------------------------------
                                       Title: Vice President


$10,000,000                         U.S. NATIONAL BANK OF OREGON


                                    By /s/ Ross A. Beaton
                                       ----------------------------------------
                                       Title: Vice President


---------------------
Total Commitments
$500,000,000
============

                                    MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK, as Agent


                                    By /s/ Kerry J. Fall
                                       ----------------------------------------
                                       Title: Vice President


                                    BANK OF MONTREAL


                                    By /s/ Loren K. Christenson
                                       ----------------------------------------
                                       Title: Senior Vice President

                                                                  CONFORMED COPY

                      AMENDMENT NO. 3 TO CREDIT AGREEMENT



          AMENDMENT dated as of June 30, 1995 among JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY and JOHN HANCOCK CAPITAL CORPORATION, the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.


                                  WITNESSETH:

          WHEREAS, the parties hereto have heretofore entered into the Credit Agreement dated as of December 13, 1991, as amended by Amendment No. 1 to Credit Agreement dated as of May 1, 1994 and Amendment No. 2 to Credit Agreement dated as of May 20, 1994 (the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement as follows.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically
                     -----------------------
defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement or herein shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2. Amendment of Definition in Section 1.01 of the Agreement.
                     --------------------------------------------------------
The definition of the term "Termination Date" contained in Section 1.01 of the Agreement shall be amended by inserting a reference to "June 2000" therein in lieu of the reference therein to "March 1997".

          SECTION 3. Representations and Warranties. The Borrowers jointly and
                     ------------------------------
severally make as of the date hereof the representations and warranties contained in Article IV of the Agreement and further represent and warrant that as of the date hereof no Default has occurred and is continuing.

          SECTION 4. Governing Law. This Amendment shall be governed by and
                     -------------
construed in accordance with the laws of the State of New York.

          SECTION 5. Counterparts; Effectiveness. This Amendment may be signed
                     ---------------------------
in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date on which the Agent shall have received duly executed counterparts hereof signed by the Borrowers and the Banks and the Agent (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution and delivery of a counterpart hereof by such party).

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                              JOHN HANCOCK MUTUAL LIFE
                              INSURANCE COMPANY



                              By  /s/ Henry J. Desautel
                                  -----------------------------
                                  Title:  Second Vice President


                              By  /s/ Julie H. Indge
                                  ---------------------------
                                  Title:  Assistant Treasurer



                              JOHN HANCOCK CAPITAL CORPORATION



                              By  /s/ Karen E. Liukkonen
                                  ----------------------
                                  Title:  President



                              By  /s/ Julie H. Indge
                                  ---------------------------
                                  Title:  Assistant Treasurer

                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                         By  /s/ Joseph T. Wilson, Jr.
                             ------------------------
                             Title:  Vice President



                         CITICORP USA, INC.



                         By  /s/ Stephen P. Zwick
                             ----------------------
                             Title:  Vice President


                         COMERICA BANK


                         By /s/ Jon A. Bird
                            ----------------------
                            Title:  Vice President



                         SHAWMUT BANK, N. A.


                         By  /s/ Robert W. McClelland
                             ------------------------
                             Title:  Vice President


                         THE BANK OF TOKYO TRUST COMPANY



                         By /s/ Alta N. Fleming
                            ------------------------
                            Title:  Vice President

                         THE FIRST NATIONAL BANK OF BOSTON



                         By  /s/ Lawrence C. Bigelow
                             -----------------------
                             Title:  Director



                         THE SANWA BANK, LIMITED



                         By  /s/ Yutaka Higashino
                             -----------------------------
                             Title:  Senior Vice President



                         CHEMICAL BANK (as successor in interest to
                           MANUFACTURERS HANOVER TRUST COMPANY)



                         By  /s/ Peter W. Platten
                             ----------------------
                             Title:  Vice President



                         DEN DANSKE BANK AXTIESELSKAB
                           Cayman Islands Branch



                         By  /s/ John A. O'Neill
                             ---------------------
                             Title Vice President



                         By  /s/ Sonia Kataria
                             --------------------------------
                             Title:  Assistant Vice President

                         FIRST INTERSTATE BANK OF CALIFORNIA



                         By  /s/ Edwin J. Sauve
                             ------------------
                             Title:  Vice President



                         By  /s/ Stephen F. Marshall
                             -----------------------
                             Title:  Vice President



                         FLEET BANK OF MASSACHUSETTS, N.A.



                         By  /s/ Thomas J. Bullard
                             ----------------------
                             Title:  Vice President



                         ROYAL BANK OF CANADA



                         By  /s/ Gary R. Overton
                             ----------------------
                             Title:  Senior Manager



                         THE FUJI BANK, LIMITED



                         By  /s/ Gina M. Kearns
                             --------------------------------
                             Title:  Vice President & Manager


                         THE NORTHERN TRUST COMPANY


                         By  /s/ Dean V. Banick
                             -----------------------
                             Title:  Vice President

                         BANK OF MONTREAL


                         By /s/ Donald J. Jordan
                            --------------------
                            Title:  Director



                         CREDIT LYONNAIS NEW YORK BRANCH



                         By /s/  Sebastian Rocco
                            ----------------------------
                            Title:  First Vice President


                         CREDIT LYONNAIS CAYMAN ISLAND BRANCH



                         By /s/  Sebastian Rocco
                            ----------------------------
                            Title:  First Vice President



                         CREDIT SUISSE



                         By /s/ Juerq Johner
                            ----------------
                            Title: Associate


                         By /s/ Nikolai A. Nachamkin
                            ------------------------
                            Title:  Associate



                         THE SUMITOMO BANK, LIMITED



                         By /s/ Shuntaro Higashi
                            --------------------------
                         Title:  Joint General Manager

                         WACHOVIA BANK OF GEORGIA, N.A.


                         By /s/ James B. Gburek
                            -------------------
                            Title:  Senior Vice President


                         STATE STREET BANK AND TRUST COMPANY



                         By /s/ Edward M. Anderson
                            ----------------------
                            Title:  Vice President



                         THE BANK OF NEW YORK



                         By /s/ Lizanne T. Eberle
                            ---------------------
                            Title:  Vice President



                         THE BANK OF NOVA SCOTIA



                         By /s/ T.M. Pitcher
                            ----------------------------
                            Title:  Authorized Signatory


                         THE CHASE MANHATTAN BANK, N . A.



                         By /s/ Dennis Cogan
                            ----------------------
                            Title:  Vice President

                         TRUST COMPANY BANK, ATLANTA



                         By /s/ Smith W. Brookhart, IV
                            --------------------------
                            Title:  Group Vice President


                         BANK OF HAWAII



                         By /s/ Joseph T. Donalson
                            ----------------------
                            Title:  Vice President



                         BARNETT BANK OF CENTRAL FLORIDA, N.A.



                         By /s/ Glen Romm
                            ----------------------
                            Title:  Vice President


                         THE FIRST NATIONAL BANK OF CHICAGO



                         By /s/ Thomas J. Collimore
                            -----------------------
                            Title:  Vice President

                          UNITED STATES NATIONAL BANK OF OREGON



                          By /s/ Steven T. Williams
                             ----------------------
                             Title:  Vice President



                          MORGAN GUARANTY TRUST COMPANY
                            OF NEW YORK, as Agent



                          By /s/ Joseph T. Wilson, Jr.
                             ------------------------
                             Title:  Vice President

                      AMENDMENT NO. 2 TO CREDIT AGREEMENT


     AMENDMENT dated as of May 20, 1994 among JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY and JOHN HANCOCK CAPITAL CORPORATION, the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.


                                 WITNESSETH :

     WHEREAS, the parties hereto have heretofore entered into the Credit Agreement dated as of December 13, 1991, as amended by Amendment No. 1 to Credit Agreement dated as of May 20, 1994 (the "Agreement"); and

     WHEREAS, the parties hereto desire to amend the Agreement as follows.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined
                -----------------------
herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement or herein shall from and after the date hereof refer to the Agreement as amended hereby.

     SECTION 2. Amendment of Section 9.06(c) of the Agreement. Clause (ii)
                ---------------------------------------------
contained in Section 9.06(c) of the Agreement shall be amended by adding the following phrase at the end thereof "or, if a Bank has a Commitment which is less than $10,000,000 and such assignment is to another Bank, such assignment shall be in respect of all of the Commitment of the transferor Bank".

     SECTION 3. Representations and Warranties. The Borrowers jointly and
                ------------------------------
severally make as of the date hereof the representations and warranties contained in Article IV of the Agreement and further represents and warrants that as of the date hereof no Default has occurred and is continuing.

     SECTION 4. Governing Law. This Amendment shall be governed by and construed
                -------------
in accordance with the laws of the State of New York.

     SECTION 5. Counterparts; Effectiveness. This Amendment may be signed in any
                ---------------------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date on which the Agent shall have received duly executed counterparts hereof signed by the Borrowers and the Banks and the Agent (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution and delivery of a counterpart hereof by such party).


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                         JOHN HANCOCK MUTUAL LIFE
                         INSURANCE COMPANY



                         By  /s/ Henry J. Desautel
                             ---------------------
                             Title:  Second Vice President



                         By  /s/ Julie H. Indge
                             ------------------
                             Title:  Assistant Treasurer


                         JOHN HANCOCK CAPITAL CORPORATION



                         By  /s/ Karen E. Liukkonen
                             ----------------------
                             Title:  President



                         By /s/ George A. Cardarelli
                            ------------------------
                            Title:  Assistant Treasurer

                         MORGAN GUARANTY TRUST COMPANY
                         OF NEW YORK



                         By _________________________________
                            Title:



                         J.P. MORGAN DELAWARE



                         By _________________________________
                            Title:



                         CITICORP USA, INC.



                         By _________________________________
                            Title:



                         COMERICA BANK



                         By ________________________________
                            Title:



                         SHAWMUT BANK, N.A.



                         By _________________________________
                            Title:

                         THE BANK OF TOKYO TRUST COMPANY



                         By _________________________________
                            Title:



                         THE FIRST NATIONAL BANK OF BOSTON



                         By _________________________________
                            Title:


                         THE SANWA BANK, LIMITED



                         By ________________________________
                            Title:



                         CHEMICAL BANK (as successor in interest to MANUFACTURERS HANOVER TRUST COMPANY)



                         By ________________________________
                            Title:



                         DEN DANSKE BANK AKTIESELSKAB
                         Cayman Islands Branch



                         By _________________________________
                            Title:


                         By _________________________________
                            Title:

                         FIRST INTERSTATE BANK OF CALIFORNIA



                         By _________________________________
                            Title:



                         By _________________________________
                            Title:


                         FLEET BANK OF MASSACHUSETTS, N.A.



                         By _________________________________
                            Title:



                         ROYAL BANK OF CANADA



                         By _________________________________
                            Title:



                         THE FUJI BANK, LIMITED



                         By _________________________________
                            Title:



                         THE NORTHERN TRUST COMPANY



                         By _________________________________
                            Title:

                         BANK OF MONTREAL



                         By ________________________________________
                            Title:



                         CREDIT LYONNAIS NEW YORK BRANCH



                         By ________________________________________
                            Title:



                         CREDIT LYONNAIS CAYMAN ISLAND BRANCH



                         By ________________________________________
                            Authorized Signature



                         CREDIT SUISSE



                         By ________________________________________
                            Title:



                         By ________________________________________
                            Title:


                         THE SUMITOMO BANK, LIMITED



                         By ________________________________________
                            Title:

                         WACHOVIA BANK OF GEORGIA, N.A.



                         By ________________________________________
                            Title:



                         STATE STREET BANK AND TRUST COMPANY



                         By ________________________________________
                            Title:



                         THE BANK OF NEW YORK



                         By ________________________________________
                            Title:



                         THE BANK OF NOVA SCOTIA



                         By ________________________________________
                            Title:



                         THE CHASE MANHATTAN BANK, N.A.



                         By ________________________________________
                            Title:

                         TRUST COMPANY BANK OF ATLANTA



                         By ________________________________________
                            Title:



                         BANK OF HAWAII



                         By ________________________________________
                            Title:



                         BANKERS TRUST COMPANY



                         By ________________________________________
                            Title:



                         BARNETT BANK OF CENTRAL FLORIDA, N.A.



                         By ________________________________________
                            Title:



                         THE FIRST NATIONAL BANK OF CHICAGO



                         By ________________________________________
                            Title:

                         UNITED STATES NATIONAL BANK OF OREGON



                         By ________________________________________
                            Title:



                         MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK, as Agent



                         By ________________________________________
                            Title:

                                                                 CONFORMED COPY


                      AMENDMENT NO. 1 TO CREDIT AGREEMENT


                   AMENDMENT dated as of May 1, 1994 among JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY and JOHN HANCOCK CAPITAL CORPORATION, the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.


                                  WITNESSETH:

                   WHEREAS, the parties hereto have heretofore entered into the Credit Agreement dated as of December 13, 1991 (the "Agreement"); and

                   WHEREAS, the parties hereto desire to amend the Agreement to, inter alia, extend the Termination Date.

                   NOW, THEREFORE, the parties hereto agree as follows:

                   SECTION 1. Definitions; References. Unless otherwise
                              -----------------------
specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement or herein shall from and after the date hereof refer to the Agreement as amended hereby.

                   SECTION 2. Amendment of Definitions in Section 1.01 of the
                              -----------------------------------------------
Agreement. (a) The following definitions contained in Section 1.01 of the
---------
Agreement shall be amended in their entirety to read as follows:


                   "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages of Amendment No. 1, as such amount may be reduced from time to time pursuant to Section 2.09 or terminated pursuant to Section 2.01 or 2.09.

                   "Level I Rating" means, with respect to the rating of commercial paper notes by S&P or Moody's, Al+ in the case of S&P and P1 in the case of Moody's.

                   "Level I Status" exists at any date if, on such date, the Company's unsecured commercial paper notes that do not have the benefit of credit enhancement from any third party (or if, on such date, the Company has no such commercial paper notes that are rated by S&P and Moody's, JHCC's unsecured commercial paper notes that do not have the benefit of credit enhancement from any third party other than the Company) are rated the Level I Rating by S&P and Moody's.


                   "Level II Status" exists at any date if, on such date, Level I Status does not exist and the Company's unsecured commercial paper notes that do not have the benefit of credit enhancement from any third party (or if, on such date, the Company has no such commercial paper notes that are rated by S&P and Moody's, JHCC's unsecured commercial paper notes that do not have the benefit of credit enhancement from any third party other than the Company) are rated the Level II Rating by S&P and Moody's.

                   "Management Surplus" means, at any date, the sum at such date, without duplication, of (a) surplus of the Company and (b) AVR of the Company and any other reserve established and maintained by the Company with respect to its invested assets, either voluntarily or pursuant to requirements of applicable law, the NAIC, the Insurance Department of the Commonwealth of Massachusetts or any other state or federal regulatory authority having jurisdiction over the Company, in addition to or in substitution for or replacement of AVR (other than an interest maintenance reserve or other similar reserve).

                   "Termination Date" means the Quarterly Date falling in March 1997.

                   (b) The following definitions contained in Section 1.01 of the Agreement are hereby deleted: "Lead Managers", "MRVR" and "MSVR".

                  (c) The following definitions shall be inserted in alphabetical order in Section 1.01 of the Agreement:

                   "Amendment No. 1" means Amendment No. 1 dated as of May 1, 1994 among the Borrowers, the Banks listed on the signature pages thereof and the Agent.

                   "AVR" means the Asset Valuation Reserve established and required to be maintained by the Company pursuant to, and as described in, the Purposes and Procedures of the Securities Valuation Office of the NAIC, as such statement is amended from time to time.

                    "Level II Rating" means, with respect to the rating of commercial paper notes by S&P and Moody's, Al (or higher) in the case of S&P and P1 in the case of Moody's.

                  "Level III Status" exists on any date on which neither Level I Status nor Level II Status exists.

                  SECTION 3. Amendment of Section 2.07 of the Agreement. Section
                             ------------------------------------------
2.07 of the Agreement shall be amended by deleting the definitions of "CD Margin" contained in subsection (b) thereof and "Euro--Dollar Margin" contained in subsection (c) thereof and inserting the following definitions in lieu thereof:

                  "CD Margin" means:

                   (i) for any day on which Level I Status exists, .3250 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .4000 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments;


                   (ii) for any day on which Level II Status exists, .3500 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .4750 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments; and

                   (iii) for any day on which Level III Status exists, .4250 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .5500 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments.

                  "Euro-Dollar Margin" means:

                  (i) for any day on which Level I Status exists, .2000 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .2750 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments;

                  (ii) for any day on which Level II Status exists, .2250 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .3500 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments; and

                  (iii) for any day on which Level III Status exists, .3000 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% of the Commitments and .4250 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments.

                  SECTION 4. Amendment of Section 2.08 of the Agreement. Section
                             ------------------------------------------
2.08 of the Agreement shall be amended by deleting it in its entirety and inserting the following in lieu thereof:

                  SECTION 2.08. Facility Fee. The Company shall pay to the
                                ------------
         Agent for the account of the Banks ratably a facility fee at the rate of (i) for any day on which Level I Status exists, .1000 of 1% per annum, (ii) for any day on which Level II Status exists, .1250 of 1% per annum and (iii) for any day on which Level III Status exists, .1500 of 1% per annum. Such facility fee shall accrue from and including the Signing Date to but excluding the Termination Date (or, if later, the date the Loans shall be repaid in their entirety), on the daily average of the greater of (x) the aggregate of the Commitments (whether used or unused) and (y) the aggregate outstanding principal amount of the Loans; provided, however, that the provisions of Section 2.08 of the
                --------  -------
         Agreement (as in effect prior to Amendment No. 1) shall apply to and including the effective date of Amendment No. 1. Accrued fees under this Section shall be payable quarterly in arrears on each Quarterly Date and upon the date of termination of the Commitments in their entirety (and, if later, the date the Loans shall be repaid in their entirety).


                  SECTION 5. Amendment of Section 4.04 of the Agreement.
                             ------------------------------------------
Subsections (a) (i) and (ii) and (b) and (c) and (f) of Section 4.04 of the Agreement shall be amended by deleting the references therein to "1990" and inserting references to "1993" in lieu thereof. Such subsection (f) shall be further amended by redesignating it as subsection (d) and deleting the reference to "Effective Date" therein and inserting in lieu thereof a reference to "the effective date of Amendment No. 1." Subsections (d) and (e) of Section 4.04 of the Agreement shall be deleted.

                  SECTION 6. Amendment of Section 4.10 of the Agreement. Section
                             ------------------------------------------
4.10 of the Agreement shall be amended by (i) adding the phrase "and as of the date of Amendment No. 1" after the reference to the defined term "Effective Date" the first time it appears in the last sentence of Section 4.10 and (ii) deleting the phrase "or at the meeting of the Company with the Banks held at the offices of the Company on October 31, 1991" each time it appears therein.

                  SECTION 7. Amendment of Section 5.08 of the Agreement. The
                             ------------------------------------------
reference to "$1,500,000,000" contained in Section 5.08 of the Agreement shall be deleted and a reference to "$2,000,000,000" shall be inserted in lieu thereof.

                   SECTION 8. Support Agreement. The Borrowers jointly and
                              -----------------
severally represent and warrant that the Support Agreement has not been amended or supplemented or otherwise revised or replaced since the version thereof dated as of October 15, 1984, a copy of which is attached as Exhibit K to the Agreement.

                   SECTION 9. Representations and Warranties. The Borrowers
                              ------------------------------
jointly and severally make as of the date hereof the representations and warranties contained in Article IV of the Agreement and further represents and warrants that as of the date hereof no Default has occurred and is continuing.

                   SECTION 10. Amendments to Exhibits to the Agreement. The
                               ---------------------------------------
phrase ", as amended," shall be inserted after each reference to "December 13, 1991" contained in Exhibits B, C, D and I to the Agreement. The phrase "as amended," shall be inserted before the word "the" contained in the parenthetical phrase "(the "Credit Agreement")" contained in Exhibit J to the Agreement.

                   SECTION 11. Fees. Fees accrued to but not including the
                               ----
effective date hereof pursuant to subsection (b) of Section 2.08 shall be paid on such date by the Company to the Agent for the benefit of each Bank which, upon the effectiveness of this Amendment, no longer has any Commitment under the Agreement.

                   SECTION 12. Governing Law. This Amendment shall be governed
                               -------------
by and construed in accordance with the laws of the State of New York.

                   SECTION 13. Counterparts; Effectiveness. This Amendment may
                               ---------------------------
be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date on which the Agent shall have received (i) duly executed counterparts hereof signed by the Borrowers and the Banks and the Agent (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution and delivery of a counterpart hereof by such party) and (ii) an opinion of each of Edward J. Crane, Jr., Second Vice President and Counsel of the Company, and Cleary, Gottlieb, Steen & Hamilton, special counsel for the Borrowers, substantially in the forms of Exhibits A-1 and A-2 hereto, respectively, and covering such additional matters relating to the transactions contemplated by this Amendment as the Required Banks may reasonably request.


                   SECTION 14. Certain Banks. The parties hereto understand and
                               -------------
agree that the banks signing below the signature of the Agent will no longer be Banks after the effective date hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                      JOHN HANCOCK MUTUAL LIFE
                                      INSURANCE COMPANY



                                      By /s/ Henry J. Desautel
                                         ---------------------------------
                                         Title: Second Vice President



                                      By /s/ Julie H. Indge
                                         ---------------------------------
                                         Title: Assistant Treasurer


                                      JOHN HANCOCK CAPITAL CORPORATION



                                      By /s/ Karen E. Liukkonen
                                         ---------------------------------
                                         Title: President


                                      By /s/ George A. Cardarelli
                                         ---------------------------------
                                         Title:  Assistant Treasurer

Commitments
-----------
$17,000,000                           MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK


                                      By /s/ Anne M. Kelly
                                         ----------------------------------
                                         Title: Vice President


$13,000,000                           J.P. MORGAN DELAWARE



                                      By /s/ Philip S. Detjens
                                         ----------------------------------
                                         Title: Vice President



$30,000,000                           CITICPORP USA, INC.


                                      By /s/ Steven Zwick
                                         ----------------------------------
                                         Title: Vice President


$30,000,000                           COMERICA BANK


                                      By /s/ Jon A. Bird
                                         ----------------------------------
                                         Title: Vice President


$30,000,000                           SHAWMUT BANK, N.A.


                                      By /s/ Robert W. McClelland
                                         ----------------------------------
                                         Title: Vice President

Commitments
-----------

$30,000,00                            THE BANK OF TOKYO TRUST COMPANY


                                      By /s/ Alta M. Fleming
                                         ----------------------------------
                                         Title: Vice President


$30,000,000                           THE FIRST NATIONAL BANK OF BOSTON


                                      By /s/ Elizabeth A. Walker
                                         ----------------------------------
                                         Title: Vice President


$30,000,000                           THE SANWA BANK, LIMITED


                                      By /s/ Marjorie F. Futornick
                                         ----------------------------------
                                         Title: Vice President


$20,000,000                           CHEMICAL BANK (as successor in interest
                                       to MANUFACTURES HANOVER TRUST COMPANY)


                                      By /s/ Luisa Hunnewell
                                         ----------------------------------
                                         Title: Vice President


$20,000,000                           DEN DANSKE BANK ATKIESELSKAB
                                        Cayman Islands Branch


                                      By /s/ Sonia Kataria
                                         ----------------------------------
                                         Title: International Banking
                                                   Officer


                                      By  /s/ John O'Neill
                                         ----------------------------------
                                         Title: Vice President

Commitments
-----------

$20,000,000                           FIRST INTERSTATE BANK OF CALIFORNIA


                                      By /s/ Stephen F. Marshall
                                         ---------------------------------
                                         Title: Vice President


                                      By /s/ Jonathan S. David
                                         ---------------------------------
                                         Title: Assistant Vice President

$20,000,000                           FLEET BANK OF MASSACHUSETTS, N.A.


                                      By /s/ David Cox
                                         ---------------------------------
                                         Title: Vice President


$20,000,000                           ROYAL BANK OF CANADA


                                      By /s/ Gary R. Overton
                                         ---------------------------------
                                         Title: Senior Manager


$20,000,000                           THE FUJI BANK, LIMITED


                                      By /s/ Chiqusa Tada
                                         ---------------------------------
                                         Title: Vice President and
                                                   Manager

Commitments
-----------
20,000,000                         THE NORTHERN TRUST COMPANY



                                   By  /s/ Dean V. Banick
                                       -----------------------------------
                                       Title: Vice President


$15,000,000                        BANK OF MONTREAL


                                   By  /s/ Melanie Shorofsky
                                       -----------------------------------
                                       Title: Director


$15,000,000                        CREDIT LYONNAIS NEW YORK BRANCH

                                   By  /s/ Robert Ivosevich
                                       -----------------------------------
                                       Title: Senior President


                                   CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                   By  /s/ Robert Ivosevich
                                       -----------------------------------
                                       Authorized Signature


$15,000,000                        CREDIT SUISSE


                                   By  /s/ Juerg Johner
                                       -----------------------------------
                                       Title: Associate


                                   By  /s/ Demian M. Gage
                                       -----------------------------------
                                       Title: Associate

Commitments
-----------
$  15,000,000                 THE SUMITOMO BANK, LIMITED


                              By /s/ Y. Kawamura
                                 ---------------------------------------------
                                 Title: Joint General Manager

$  15,000,000                 WACHOVIA BANK OF GEORGIA, N.A.


                              By /s/ Linda M. Harris
                                 ---------------------------------------------
                                 Title: Senior Vice President

$  10,000,000                 STATE STREET BANK AND TRUST COMPANY


                              By /s/ Edward M. Anderson
                                 ---------------------------------------------
                                 Title: Vice President

$  10,000,000                 THE BANK OF NEW YORK


                              By /s/ Lizanne T. Eberle
                                 ---------------------------------------------
                                 Title: Vice President

$  10,000,000                 THE BANK OF NOVA SCOTIA


                              By /s/ Terry Pitcher
                                 ---------------------------------------------
                                 Title: Authorized Signatory

Commitments
-----------

$  10,000,000                 THE CHASE MANHATTAN BANK, N.A.


                              By /s/ Candace Lau-Hansen
                                 ---------------------------------------------
                                 Title: Vice President

$  10,000,000                 TRUST COMPANY BANK, ATLANTA


                              By /s/ Allison L. Vella
                                 ---------------------------------------------
                                 Title: Vice President

$   5,000,000                 BANK OF HAWAII


                              By /s/ Scott G. Balke
                                 ---------------------------------------------
                                 Title: Vice President

$   5,000,000                 BANKERS TRUST COMPANY


                              By /s/ Vincent J. Abrizzini
                                 ---------------------------------------------
                                 Title: Managing Director

$   5,000,000                 BARNETT BANK OF CENTRAL FLORIDA, N.A.


                              By /s/ Marisa Carnevale-Henderson
                                 ---------------------------------------------
                                 Title: Assistant Vice President

Commitments
-----------

$    5,000,000                THE FIRST NATIONAL BANK OF CHICAGO


                              By /s/ Samuel W. Bridges III
                                 ---------------------------------------------
                                 Title: Vice President

$    5,000,000                UNITED STATES NATIONAL BANK OF OREGON


                              By /s/ Steven T. Williams
                                 ---------------------------------------------
                                 Title: Vice President

_________________
Total Commitments

$500,000,000
============

                              MORGAN, GUARANTY TRUST COMPANY
                              OF NEW YORK, As Agent


                              By /s/ Anne M. Kelly
                                 ---------------------------------------------
                                 Title: Vice President

As of the date hereof the
undersigned hereby agree to
and accept the provisions of
this Amendment No. 1

CAISSE NATIONALE DE CREDIT AGRICOLE


By /s/ Richard Manix
   ----------------------------------
   Title: First Vice President

CIBC INC.


By /s/ Gail M. Golightly
   ----------------------------------
   Title: Vice President

DG BANK DEUTSCHE GENOSSENSCHAFTSBANK


By /s/ Linda J. O'Connell
   ----------------------------------
   Title: Vice President


By /s/ Karen A. Brinkman
   ----------------------------------
   Title: Vice President

NATIONSBANK OF NROTH CAROLINA, N.A.


By /s/ Frank Callison
   ----------------------------------
   Title: Vice President

WESTDEUTSCHE LANDESBANK GIROZENTRALE


By /s/ Lillian Tung Lum
   ----------------------------------
   Title: Vice President


By /s/ Boris A. Borozan
   ----------------------------------
   Title: Vice President - Manager

                                                                     EXHIBIT A-1
                                  OPINION OF
                             EDWARD J. CRANE, JR.,
                           SECOND VICE PRESIDENT AND
                            COUNSEL OF THE COMPANY

                                 May __, 1994

The Banks and the Agent listed
on the signature pages of the
below-referenced Agreement
c/o Morgan Guaranty Trust Company
  of New York
60 Wall Street
New York, NY 10260

Re:  John Hancock Mutual Life Insurance Company and
     John Hancock Capital Corporation Credit Agreement
     -------------------------------------------------

          I have acted as counsel for John Hancock Mutual Life Insurance Company, a legal reserve mutual life insurance company organized under the laws of the Commonwealth of Massachusetts ("John Hancock"), and John Hancock Capital Corporation, a Delaware corporation and an indirect, wholly-owned subsidiary of John Hancock ("JHCC"), in connection with the negotiation, execution and delivery by John Hancock and JHCC of the Credit Agreement, dated as of December 13, 1991, among John Hancock, JHCC, the Banks listed on the signature pages of such Credit Agreement (the "Banks") and Morgan Guaranty Trust Company of New York, as Agent (the "Agent") and Amendment No. 1 thereto, dated as of May 1, 1994 ("Amendment No. 1"). The Credit Agreement as amended by Amendment No. 1 is referred to herein as the "Agreement".

          All terms capitalized herein which are not otherwise defined have the meanings attributed thereto in the Agreement.

          In so acting, I have reviewed, among other things, the Credit Agreement, Amendment No. 1, the Notes and the Support Agreement and such other documents as I have deemed necessary or appropriate as a basis for the opinions expressed below. In my examination I have assumed the genuineness of all signatures (other than signatures of officers of John Hancock and JHCC), the authenticity of all documents submitted to me as originals (other than the Credit Agreement, Amendment No. 1, the Support Agreement and the Notes), the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of the originals of such copies. I have also examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Credit Agreement and Amendment No. 1 and the Support Agreement and I have examined and relied upon the originals or copies certified, or otherwise identified to my satisfaction, of such records, documents, certificates and other instruments, and I have made such other investigations, as in my judgment are necessary or appropriate to enable me to render the opinion below.

          Subject to the qualifications discussed below, I am of the following opinion:

     1.   John Hancock. John Hancock is a legal reserve mutual life insurance
          ------------
          company duly organized in 1862 pursuant to the Special Act and is validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has all powers, and to my knowledge, all material governmental licenses, consents and approvals required to carry on its business as now conducted and to execute and deliver Amendment No. 1.

     2.   JHCC. JHCC is a corporation duly incorporated, validly existing and
          ----
          in good standing under the laws of the State of Delaware, and has all corporate powers and, to my knowledge, all material governmental licenses, consents and approvals required to carry on its business as now conducted and to execute and deliver Amendment No. 1.

     3.   Amendment No. 1. Amendment No. 1 has been duly authorized, executed
          ---------------
          and delivered by both John Hancock and JHCC.

     4.   Ranking. (a) The obligations of John Hancock under the Agreement, the
          -------
          John Hancock Notes and the Support Agreement will rank equally with other unsecured and unsubordinated obligations of John Hancock, subject to the requirements of section one hundred and eighty F of Chapter 175 of the Massachusetts General Laws, which section establishes priorities of distribution in any liquidation proceeding begun in the Commonwealth of Massachusetts against an insolvent Massachusetts insurer, and (b) the obligations of JHCC under the Agreement and the JHCC Notes will rank equally with other unsecured and unsubordinated obligations of JHCC.

     5.   Support Agreement. The Support Agreement constitutes the legal,
          -----------------
          valid and binding obligation of John Hancock and JHCC enforceable against John Hancock or JHCC, as the case may be, in accordance with its terms, and the provisions thereof which purport to create a direct right of the holders of any JHCC Notes to enforce John Hancock's obligations under the Support Agreement in the event of JHCC's failure to meet its obligations under the JHCC Notes are legally effective for such purpose.

     6.   Governmental Consents. No consent or action of, or filing with, any
          ---------------------
          governmental or public regulatory body or authority, including, without limitation, the Executive Office of Consumer Affairs and Business Regulation, Division of Insurance, of the Commonwealth of Massachusetts, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by John Hancock or JHCC of Amendment No. 1 or the performance by John Hancock and JHCC of the Agreement or the Support Agreement or their respective obligations thereunder.

     7.   Conflict with Instruments, Etc. Except as set forth in the following
          -------------------------------
          paragraph, neither the execution and delivery by John Hancock and JHCC of Amendment No. 1 nor the performance by John Hancock and JHCC of the Agreement, the Notes or the Support Agreement, nor the fulfillment of, nor compliance with, the terms and provisions thereof, will violate any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of, any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of John Hancock or JHCC pursuant to the terms of, the Special Act, the Certificate of Incorporation of JHCC, or the By-Laws of John Hancock or JHCC, or any mortgage, indenture, agreement or instrument of which I am aware and to which John Hancock or JHCC is a party or by which it is bound.

          Because of the holding of the United States Supreme Court in John
                                                                       ----
          Hancock Mutual Life Insurance Company
          -------------------------------------

          v. Harris Trust, it is possible that the extension of credit by the
          ---------------
          Banks to John Hancock could be found to result in a prohibited transaction in violation of Section 406(a) (1) (B) of ERISA. However, in light of the Department of Labor's interpretive bulletin, I.B. 75-2, which states that the assets of an insurance company general account are not plan assets for purposes of the prohibited transaction provisions of ERISA, if the issue were properly presented to a court of competent jurisdiction, such court should hold, basing its finding on I.B. 75-2, that the extension of credit by the Banks to John Hancock would not constitute a violation of the prohibited transaction provisions of ERISA.

     8    Litigation. To my knowledge, there is no action, suit or proceeding
          ----------
          pending or threatened against or affecting either Borrower before any court or arbitrator or any governmental body, agency or official (i) which, if adversely determined, would have a Material Adverse Effect or a material adverse effect on the ability of either Borrower to perform its respective obligations under the Support Agreement or (ii) which in any manner draws into question the validity or enforceability of Amendment No. 1 or the Agreement, the support Agreement or any of the Notes.

     9.   Not an Investment Company. John Hancock is not an investment company
          -------------------------
          within the meaning of the Investment Company Act of 1940, as amended. JHCC has been exempted from all provisions of the Investment Company Act of 1940, as amended, including, without limitation, those relating to the offering and sale of securities by JHCC, by order of the Securities and Exchange Commission dated June 26, 1984 issued pursuant to Section 6(c) of such Act, and to my knowledge such order remains in full force and effect and has not in any way been modified or amended.

          The opinions expressed above are subject to the following qualifications:

     (a) I express no opinion as to any laws other than the laws of the Commonwealth of Massachusetts, the Federal laws of the United States of America and, to the extent set forth in the foregoing opinions with respect to JHCC, the corporate laws of the State of Delaware;

     (b) I have assumed the requisite corporate power and authority on the part of the Agent and the Banks to enter into Amendment No. 1 and to make Loans under the Agreement and the due authorization, execution and delivery of Amendment No. 1 by the Agent and the Banks;

     (c)  I express no opinion as to the effect on the opinions herein stated of
          (i) the compliance or noncompliance by the Agent or any Bank with any state, Federal or other laws or regulations applicable to it or (ii) the legal or regulatory status or the nature of the business of the Agent or any Bank; and

     (d) The enforceability of the Support Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and with respect to the enforceability of the Support Agreement against John Hancock, such enforceability may be further limited by the requirements of section one hundred and eighty F of Chapter 175 of the Massachusetts General Laws, which section establishes priorities of distribution in any liquidation proceeding begun in the Commonwealth of Massachusetts against an insolvent Massachusetts insurer.

          I am delivering this opinion to you for your benefit pursuant to
Section 13 of Amendment No. 1. Cleary, Gottlieb, Steen & Hamilton and Davis Polk & Wardwell may rely on this opinion as if it were addressed to them. No person other than you, Cleary, Gottlieb, Steen & Hamilton and Davis Polk & Wardwell is entitled to rely on this opinion without my prior written consent. This opinion does not address facts and circumstances or changes in law arising after the date hereof and I assume no responsibility to inform you of any such changes which may come to my attention.

                                        Very truly yours,



                                        Edward J. Crane, Jr.
                                        Second Vice President
                                          and Counsel

                                                                     EXHIBIT A-2

                                  OPINION OF
                      CLEARY, GOTTLIEB, STEEN & HAMILTON,
                       SPECIAL COUNSEL FOR THE BORROWERS
                       ---------------------------------


                                                        May __, 1994

The Banks and the Agent listed
  on the signature pages of the
  below-referred Agreement
c/o Morgan Guaranty Trust
  Company of New York, as Agent
60 Wall Street
New York, New York 10260-0060

Ladies and Gentlemen:

          We have acted as special New York counsel to John Hancock Mutual Life Insurance Company (the "Company") and John Hancock Capital Corporation ("JHCC") in connection with the Credit Agreement, dated as of December 13, 1991 (the "Credit Agreement"), among the Company, JHCC and you and Amendment No. 1 thereto, dated as of May 1, 1994 ("Amendment No. 1"), and are furnishing this opinion pursuant to Section 13 of Amendment No. 1. The Credit Agreement as amended by Amendment No. 1 is referred to herein as the "Agreement". Capitalized terms used and not defined herein have the meanings given them in the Agreement.

          In arriving at the opinions expressed below, we have examined and relied on (i) a counterpart original of each of the Credit Agreement and Amendment No. 1, executed by the Borrowers, (ii) originals of each of the Notes issued on December 13, 1991, executed by the Company or JHCC, as the case may be, and (iii) the documents delivered to you by the Borrowers at the closings on December 13, 1991 and today pursuant to Section 3.01 of the Credit Agreement and
Section 13 of Amendment No. 1, and we have made such investigations of law as we have deemed appropriate as a basis for the opinions expressed below. In rendering the opinions expressed below, we have assumed and have not verified that the signatures on all documents that we have examined are genuine. We express no opinion other than as to the law of the State of New York. Insofar as this opinion involves matters arising under the law of the State of Delaware or the Commonwealth of Massachusetts, we have relied on the opinions of Edward J. Crane, Jr., Esq., Second Vice President and Counsel of the Company, delivered to you on December 13, 1991 and on the date hereof.

          Based on the foregoing, it is our opinion that:

          1. Assuming due authorization, execution and delivery of the Credit Agreement and Amendment No. 1 by you, each of Amendment No. 1 and the Agreement is a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          2. Each Note dated December 13, 1991 is a legal, valid and binding obligation of the Borrower executing and delivering the same, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          3. The execution and delivery by the Borrowers of Amendment No. 1 and the performance by the Borrowers of the Agreement, the Support Agreement and the Notes do not require the consent, approval, authorization, registration or qualification of or with any governmental authority of the State of New York.

          We are furnishing this opinion letter to the Banks and the Agent solely for their benefit. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.


                              Very truly yours,

                              CLEARY, GOTTLIEB, STEEN & HAMILTON


                              By: ______________________________
                                                 , a Partner

                                                                (CONFORMED COPY)


                                $1,000,000,000


                               CREDIT AGREEMENT


                                  dated as of


                               December 13, 1991


                                     among


                  John Hancock Mutual Life Insurance Company,


                       John Hancock Capital Corporation,


                            The Banks Listed Herein


                                      and


                  Morgan Guaranty Trust Company of New York,
                                   as Agent

                              TABLE OF CONTENTS*

                                                                                                          Page
                                                                                                          ----
                                               ARTICLE I
                                              DEFINITIONS

SECTION 1.01.  Definitions.....................................................................             1
        1.02.  Accounting Terms and Determinations.............................................            17
        1.03.  Types of Borrowings.............................................................            18

                                              ARTICLE II
                                              THE CREDITS

        2.01.  Commitments to Lend.............................................................            18
        2.02.  Notice of Committed Borrowing...................................................            18
        2.03.  Money Market Borrowings.........................................................            19
        2.04.  Notice to Banks; Funding of Loans...............................................            24
        2.05.  Notes...........................................................................            24
        2.06.  Maturity of Loans...............................................................            25
        2.07.  Interest Rates..................................................................            25
        2.08.  Fees............................................................................            30
        2.09.  Optional Termination or Reduction of Commitments................................            31
        2.10.  Method of Electing Interest Rates...............................................            31
        2.11.  Optional Prepayments............................................................            33
        2.12.  General Provisions as to Payments...............................................            33
        2.13.  Funding Losses..................................................................            34
        2.14.  Computation of Interest and Fees................................................            35
        2.15.  Withholding Tax Exemption.......................................................            35
        2.16.  Regulation D Compensation.......................................................            36

                                             ARTICLE III
                                             CONDITIONS

SECTION 3.01.  Effectiveness...................................................................            37
        3.02.  Borrowings......................................................................            38

_____________
* The Table of Contents is not a part of this Agreement.

                                                                                                   Page
                                                                                                   ----
                                               ARTICLE IV
                                      REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Existence and Power.............................................................     39
        4.02.  Authorization; No Contravention.................................................     39
        4.03.  Binding Effect..................................................................     40
        4.04.  Financial Information...........................................................     40
        4.05.  Litigation......................................................................     42
        4.06.  Compliance with ERISA...........................................................     42
        4.07.  Compliance with Laws............................................................     42
        4.08.  Taxes...........................................................................     43
        4.09.  Not an Investment Company.......................................................     43
        4.10.  Full Disclosure.................................................................     43

                                                ARTICLE V
                                                COVENANTS

SECTION 5.01.  Information.....................................................................     44
        5.02.  Maintenance of Property; Insurance..............................................     48
        5.03.  Conduct of Business and Maintenance of Existence................................     48
        5.04.  Compliance with Laws............................................................     49
        5.05.  Compliance with ERISA...........................................................     49
        5.06.  Taxes...........................................................................     49
        5.07.  Subsidiary Debt.................................................................     49
        5.08.  Management Surplus..............................................................     50
        5.09.  Capitalization Ratio............................................................     50
        5.10.  Company Negative Pledge.........................................................     50
        5.11.  JHCC Negative Pledge............................................................     51
        5.12.  Consolidations, Mergers and Sales of Assets.....................................     52
        5.13.  Support Agreement; Company Assumption Agreement; Guarantee Agreement............     52
        5.14.  Use of Proceeds.................................................................     53

                                               ARTICLE VI
                                                DEFAULTS

SECTION 6.01.  Events of Default...............................................................     54
        6.02.  Notice of Default...............................................................     58

                                                                                                              Page
                                                                                                              ----
                                            ARTICLE VII
                                             THE AGENT

SECTION 7.01.  Appointment and Authorization...................................................                58
        7.02.  Agent and Affiliates............................................................                58
        7.03.  Action by Agent.................................................................                58
        7.04.  Consultation with Experts.......................................................                58
        7.05.  Liability of Agent..............................................................                59
        7.06.  Indemnificatio..................................................................                59
        7.07.  Credit Decision.................................................................                59
        7.08.  Successor Agent.................................................................                60
        7.09.  Agent's Fee.....................................................................                60

                                           ARTICLE VIII
                                      CHANGE IN CIRCUMSTANCES

SECTION 8.01.  Basis for Determining Interest Rate Inadequate or Unfair........................                60
        8.02.  Illegality......................................................................                61
        8.03.  Increased Cost and Reduced Return...............................................                62
        8.04.  Base Rate Loans Substituted for Affected Fixed Rate Loan........................                64
        8.05.  Substitution of Bank............................................................                65

                                          ARTICLE IX
                                         MISCELLANEOUS

SECTION 9.01.  Notices.........................................................................                65
        9.02.  No Waivers......................................................................                66
        9.03.  Expenses; Documentary Taxes; Indemnification....................................                66
        9.04.  Sharing of Set-Offs.............................................................                67
        9.05.  Amendments and Waivers..........................................................                67
        9.06.  Successors and Assigns..........................................................                68
        9.07.  Collateral......................................................................                69
        9.08.  Waiver of Certain Claims........................................................                70
        9.09.  Termination of JHCC as a Borrower...............................................                70
        9.10.  Governing Law; Submission to Jurisdiction.......................................                70
        9.11.  Counterparts; Integration.......................................................                71
        9.12.  Waiver of Jury Trial............................................................                71

Exhibit A    -   Note

Exhibit B    -   Money Market Quote Request

Exhibit C    -   Invitation for Money Market Quotes

Exhibit D    -   Money Market Quote

Exhibit E    -   Company Assumption Agreement

Exhibit F    -   Guarantee Agreement

Exhibit G-1  -   Opinion of the Second Vice President and Counsel of the Company

Exhibit G-2  -   Opinion of Special Counsel for the Borrowers

Exhibit H    -   Opinion of Special Counsel for the Agent

Exhibit I    -   Assignment and Assumption Agreement

Exhibit J    -   JHCC Termination Notice

Exhibit K    -   Support Agreement

                                CREDIT AGREEMENT


          AGREEMENT dated as of December 13, 1991 among JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, JOHN HANCOCK CAPITAL CORPORATION, the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, each Bank (as hereinafter defined), in entering into this Agreement, expressly relies on the Support Agreement (as hereinafter defined) pursuant to Section (6) thereof;

          NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01.  Definitions.  The following terms, as used herein, have
                         -----------
the following meanings:

          "Absolute Rate Auction" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.

          "Adjusted CD Rate" has the meaning set forth in Section 2.07(b).

          "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Company) duly completed by such Bank.

          "Agent" means Morgan Guaranty Trust Company of New York in its capacity as agent for the Banks hereunder, and its successors in such capacity.

          "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

          "Assessment Rate" has the meaning set forth in Section 2.07(b).

          "Assignee" has the meaning set forth in Section 9.06(c).

          "Authorized Officers" means, with respect to either Borrower, individuals described as such in the most recent certificate with respect thereto delivered to the Agent in accordance with Section 9.01 by the Secretary or an Assistant Secretary of such Borrower; provided that the Agent may
                                            --------
conclusively rely on any such certificate of a Borrower as to the Authorized Officers of such Borrower, whether or not, at any applicable time, any individual identified as an Authorized Officer of such Borrower in such certificate is, at such time, an officer of such Borrower, until and unless the Agent shall have received a new certificate from such Borrower which alters or supersedes such previous certificate.

          "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

          "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

          "Base Rate Loan" means (i) a Committed Loan which bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of Article VIII or (ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

          "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

          "Borrower" means the Company or JHCC, as the context may require, and "Borrowers" means both of the foregoing; provided that if JHCC shall have been
                                         --------
terminated as a Borrower hereunder pursuant to Section 9.09, neither the term

"Borrower" nor the term "Borrowers" shall thereafter include or refer to JHCC.

          "Borrowing" has the meaning set forth in Section 1.03.

          "CD Base Rate" has the meaning set forth in Section 2.07(b).

          "CD Loan" means (i) a Committed Loan which bears interest at a CD Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a CD Loan immediately before it became overdue.

          "CD Margin" has the meaning set forth in Section 2.07(b).

          "CD Rate" means a rate of interest determined pursuant to Section 2.07(b) on the basis of an Adjusted CD Rate.

          "CD Reference Banks" means NCNB National Bank of North Carolina, Credit Lyonnais and Morgan Guaranty Trust Company of New York.

          "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.09 or terminated pursuant to
Section 2.01 or 2.09.

          "Committed Loan" means a loan made by a Bank pursuant to Section 2.01; provided that, if any such loan or loans (or portions thereof) are combined or
--------
subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

          "Company" means John Hancock Mutual Life Insurance Company, a legal reserve mutual life insurance company organized under the laws of the Commonwealth of Massachusetts, and its permitted successors.

          "Company Assumption Agreement" means an agreement entered into by the Company for the benefit of the Agent, the Banks and the holders from time to time of the Notes issued by JHCC, substantially in the form of Exhibit E hereto.

          "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities (or other property), (vi) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vii) all Debt of others secured by a Lien on the assets generally of such Person, whether or not such Debt is assumed by such Person,
(viii) all Debt of others Guaranteed by such Person, and (ix) all redeemable preferred stock issued by such Person other than any such preferred stock redeemable at the sole option of such Person; provided, that the term Debt shall
                                              --------
not include (x) obligations of John Hancock Clearing Corporation, Tucker Anthony Incorporated or Sutro & Co., Incorporated, entered into in the ordinary course of their respective businesses, to purchase securities which arise out of or in connection with the sale of the same or substantially similar securities, (y) obligations recourse for the payment of which is limited to specified assets of such Person and (z) obligations of a Person which is an insurance company (1) which arise in connection with policies or contracts of insurance, funding agreements and other similar contracts entered into in the ordinary conduct of such Person's insurance business or (2) to the extent that recourse for the payment of such obligations is limited to assets held in separate accounts of such Person.

          "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "Designated Deposit Account" means (i) in the case of the Company, the deposit account number 02693508 maintained with the Agent at the address of the Agent specified in or pursuant to Section 9.01 or such other deposit account maintained with the Agent at such address as the Company shall specify in writing to the Agent and
(ii) in the case of JHCC, the deposit account number 001-36-734 maintained with the Agent at such address or such other deposit account maintained with the Agent at such address as JHCC shall specify in writing to the Agent.

          "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

          "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Company and the Agent; provided that any Bank may so designate
                                     --------
separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

          "Domestic Loans" means CD Loans or Base Rate Loans or both.

          "Domestic Reserve Percentage" has the meaning set forth in Section 2.07(b).

          "Effective Date" means the date this Agreement becomes effective in accordance with Section 3.01.

          "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

          "ERISA Group" means the Company and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414 of the Internal Revenue Code, but only to the extent that either Borrower could have liability under ERISA with respect to the actions or inactions of such members.

          "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

          "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Company and the Agent.

          "Euro-Dollar Loan" means (i) a Committed Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

          "Euro-Dollar Margin" has the meaning set forth in Section 2.07(c).

          "Euro-Dollar Rate" means a rate of interest determined pursuant to
Section 2.07(c) on the basis of a London Interbank Offered Rate.

          "Euro-Dollar Reference Banks" means the principal London offices of NCNB National Bank of North Carolina, Credit Lyonnais and Morgan Guaranty Trust Company of New York.

          "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal

Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

          "Event of Default" has the meaning set forth in Section 6.01.

          "Excluded Subsidiary" means (i) a limited partnership of which any Subsidiary serves as general partner or a trust over which any Subsidiary exercises control, which limited partnership or trust was formed primarily for the purpose of making debt or equity investments in other entities and in which entities other than the Company and the Subsidiaries own, following the close of the syndication period with respect thereto, 20% or more of the equity or beneficial interest, as the case may be, and (ii) any Subsidiary the beneficial or equity interest in which is directly or indirectly acquired by the Company in connection with workouts, either in a bankruptcy proceeding or otherwise, of investments previously made by the Company or any Subsidiary.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (i) if such day is not a Domestic Business
                     --------
Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted by two or more Federal funds brokers to Morgan Guaranty Trust Company of New York on such day on such transactions as determined in good faith by the Agent.

          "Fixed Rate Loans" means CD Loans, Euro-Dollar Loans or Money Market Loans (excluding CD Loans bearing interest at the Base Rate pursuant to the first sentence of Section 2.07(b) and Money Market LIBOR Loans bearing interest at the Prime Rate pursuant to Section 8.01(a)) or any combination of the foregoing.

          "Group of Loans" means at any time a group of Loans made to a Borrower consisting of (i) all Committed Loans made to such Borrower which are Base Rate Loans, or CD Loans bearing interest at the Base Rate pursuant to the first sentence of Section 2.07(b), at such time or (ii) all Committed Loans made to such Borrower which are Fixed Rate Loans having the same Interest Period and bearing interest at the same type of interest rate at such time; provided that,
                                                                 --------
if Committed Loans of any particular Bank made to such Borrower are converted to or made as Base Rate Loans pursuant to Section 8.02 or 8.04, such Loans shall be included in the same Group or Groups of Loans from time to time as they would have been in if they had not been so converted or made.

          "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include
                   --------
endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Guarantee Agreement" means an agreement entered into by the Company for the benefit of the Agent, the Banks and the holders from time to time of the Notes issued by JHCC, substantially in the form of Exhibit F hereto.

          "Interest Period" means: (1) with respect to each Euro-Dollar Loan, a period commencing on the date of Borrowing specified in the applicable Notice of Committed Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the applicable Borrower may elect in the applicable Notice; provided that:
                                                            --------

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

          (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date;

(2) with respect to each CD Loan, the period commencing on the date of Borrowing specified in the applicable Notice of Committed Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending 30, 60, 90 or 180 days thereafter, as the applicable Borrower may elect in the applicable Notice; provided that:
                   --------

          (a) any Interest Period (other than an Interest Period determined pursuant to clause (b) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

          (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date;

(3) with respect to each Money Market LIBOR Borrowing, the period commencing on the date of such Borrowing and ending such whole number of months thereafter as the applicable Borrower may elect in accordance with Section 2.03; provided
                                                                   --------
that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

          (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date; and

(4) with respect to each Money Market Absolute Rate Borrowing, the period commencing on the date of such Borrowing and ending such number of days thereafter (but not less than 14 days) as the applicable Borrower may elect in accordance with Section 2.03; provided that:
                              --------

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

          (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

          "Internal Revenue Code" means the Internal Revenue code of 1986, as amended, or any successor statute.

          "Invitation for Money Market Quotes" has the meaning set forth in
Section 2.03(c).

          "JHCC" means John Hancock Capital Corporation, a Delaware corporation, and its permitted successors.

          "JHSI" means John Hancock Subsidiaries, Inc., a Delaware corporation, and its successors.

          "Lead Managers" means Morgan Guaranty Trust Company of New York / J.P. Morgan Delaware, The First National Bank of Boston, Credit Lyonnais, First Interstate Bank of California, Manufacturers Hanover Trust Company and NCNB National Bank of North Carolina.

          "Level I Rating" means, with respect to the rating of commercial paper notes by any rating agency, A1, in the case of S&P, P1, in the case of Moody's, and an equivalent rating, in the case of any other nationally recognized rating agency.

          "Level I Status" exists at any date (i) if, on such date, the Company's unsecured commercial paper notes that do not have the benefit of credit enhancement from any third party (or if, on such date, the Company has no such commercial paper notes that are rated by at least two nationally recognized rating agencies, JHCC's unsecured commercial paper notes that do not have the benefit of credit enhancement from any third party other than the Company) are rated by only two nationally recognized rating agencies, such commercial paper notes are rated at least the Level I Rating by both such rating agencies, or
(ii) if, on such date, the Company's unsecured commercial paper notes that do not have the benefit of credit enhancement from any third party (or if, on such date, the Company has no such commercial paper notes that are rated by at least two nationally recognized rating agencies, JHCC's unsecured commercial paper notes that do not have the benefit of credit enhancement from any third party other than the Company) are rated by more than two nationally recognized rating agencies, such commercial paper notes are rated at least the Level I Rating by at least a majority of such rating agencies.

          "Level II Status" exists at any date on which Level I Status does not exist.

          "LIBOR Auction" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.03.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Company or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loan" means a Domestic Loan, a Euro-Dollar Loan or a Money Market Loan, and "Loans" means Domestic Loans, Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

          "London Interbank Offered Rate" has the meaning set forth in Section 2.07(c).

          "Management Surplus" means, at any date, the sum, at such date, without duplication, of (a) surplus of the Company and (b) (i) MRVR of the Company, (ii) MSVR of the Company and (iii) any other reserve established and maintained by the Company with respect to its invested assets, either voluntarily or pursuant to requirements of applicable law, the NAIC, the Insurance Department of the Commonwealth of Massachusetts or any other state or federal regulatory authority having jurisdiction over the Company, in addition to or in substitution for or replacement of either or both of MRVR and MSVR.

          "Material Adverse Effect" means a material adverse effect on the ability of either Borrower to perform its obligations under this Agreement or the Notes.

          "Material Debt" means (i) for purposes of Section 6.01(e), Debt (other than the Notes or Permitted Collateralization Obligations) of one or both Borrowers, arising in one or more related or unrelated transactions, in an aggregate principal amount in excess of (A) for purposes of subsections 6.01(e)
(i) (A) and 6.01(e) (ii), $50,000,000 and (B) for purposes of subsection 6.01(e)
(i) (B), $75,000,000 and (ii) for purposes of Section 6.01(f), Debt (other than Permitted Collateralization Obligations) of one or more Subsidiaries of the Company each of which is not a Borrower, arising in one or more related or unrelated transactions, in an aggregate principal amount in excess of $75,000,000; provided that for purposes of this definition, Debt of the Company
             --------
or any Subsidiary referred to in the exception contained in the definition of "Permitted Collateralization Obligation" shall, at any date, be deemed to be in an amount equal to the amount of such Debt then due.

          "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $75,000,000.

          "Material Subsidiary" means, at any date, (i) unless JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09, JHCC and (ii) any Subsidiary the principal activities of which consist of activities other than the ownership or management of, or investment in, other Subsidiaries and the assets of which (other than, in the case of any Subsidiary that is an insurance company, assets held in separate accounts of such

Subsidiary) as of such date exceed 15% of the Company's assets (other than assets held in separate accounts of the Company), as reflected on the most recent statutory financial statements of the Company delivered or required to be delivered to the Banks pursuant to Section 4.04(a)(i) or 5.01(a) (i)

          "Money Market Absolute Rate" has the meaning set forth in Section 2.03(d).

          "Money Market Absolute Rate Loan" means a loan to be made by a Bank pursuant to an Absolute Rate Auction.

          "Money Market Lending Office" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Company and the Agent; provided that any Bank may from time to time by notice to the
               --------
Company and the Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

          "Money Market LIBOR Loan" means a loan to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Prime Rate pursuant to Section 8.01(a))

          "Money Market Loan" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

          "Money Market Margin" has the meaning set forth in Section 2.03(d).

          "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03.

          "Money Market Quote Request" has the meaning set forth in Section 2.03(b).

          "Moody's" means Moody's Investors Service, Inc., and its successors.

          "MRVR" means the voluntary Mortgage Loan and Real Estate Valuation Reserve established and maintained by the Company, determined on a basis comparable to the basis upon which the Company determined the amount appearing on the overflow page for write-ins, page 3 of page 48, item 2510, in the Annual Statement of the Company as of December 31, 1990, as filed with the Insurance Department of the Commonwealth of Massachusetts.

          "MSVR" means the Mandatory Securities Valuation Reserve established and required to be maintained by the Company pursuant to, and as described in, the Purposes and Procedures of the Securities Valuation Office of the NAIC, as such statement is amended from time to time by the NAIC.

          "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a) (3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

          "NAIC" means the National Association of Insurance Commissioners or any entity succeeding to its function of advising insurance companies as to the values to be assigned to assets of such .insurance companies included within one or more categories of such assets.

          "Notes" means promissory notes of either or both Borrowers, substantially in the form of Exhibit A hereto, evidencing the obligations of such Borrower or Borrowers to repay the Loans made to it or them, and "Note" means any one of such promissory notes issued hereunder.

          "Notice of Borrowing" means a Notice of Committed Borrowing (as defined in Section 2.02) or a Notice of Money Market Borrowing (as defined in
Section 2.03(f)).

          "Notice of Interest Rate Election" has the meaning set forth in
Section 2.10.

          "Parent" means, with respect to any Bank, any Person controlling such Bank.

          "Participant" has the meaning set forth in Section 9.06(b)

          "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "Permitted Collateralization Assets" means assets pledged to secure Permitted Collateralization Obligations.

          "Permitted Collateralization Obligation" means any obligation relating to REMICs, pass-through obligations, collateralized mortgage obligations, collateralized bond obligations or similar instruments, except an obligation of the Company or any Subsidiary (excluding any Subsidiary (other than JHCC, unless JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09) that is the issuer of the REMIC, pass-through obligation, collateralized mortgage obligation, collateralized bond obligation or similar instrument) to the extent that such obligation requires a cash payment by the Company or such Subsidiary, recourse for the payment of which is not limited to specific assets of the Company or such Subsidiary (excluding any obligation of the Company or such Subsidiary (i) to make advances in connection with the servicing of such REMIC, pass-through obligation, collateralized mortgage obligation, collateralized bond obligation or similar instrument or (ii) to repurchase collateral).

          "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

          "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

          "Quarterly Date" means the last Euro-Dollar Business Day of each March, June, September and December.

          "Reference Banks" means the CD Reference Banks or the Euro-Dollar Reference Banks, as the context may require, and "Reference Bank" means any one of such Reference Banks.

          "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 66 2/3% of the aggregate unpaid principal amount of the Loans.

          "S&P" means Standard & Poor's Corporation, and its successors.

          "Senior Financial Officer" means (i) with respect to the Company, the Chief Financial Officer, the Controller, the Treasurer or the Second Vice President, Treasury Operations, of the Company and (ii) with respect to JHCC, the President, any Vice President or the Treasurer of JHCC.

          "Signing Date" means the date upon which the Agent shall have received counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of the execution and delivery of a counterpart hereof by such party).

          "Special Act" has the meaning set forth in Section 4.01.

          "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

          "Support Agreement" means the Support Agreement dated as of October 15, 1984 between the Company and JHCC, a copy of which is attached hereto as Exhibit K, as the same may, subject to Section 5.13, be amended from time to time.

          "Tax Group" means, for any applicable period, both Borrowers and all corporations (within the meaning of the Internal Revenue Code) for the payment of the federal income taxes of which either Borrower is jointly and severally liable under the Internal Revenue Code for such period.

          "Termination Date" means the Quarterly Date falling in December 1994.

          "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

          SECTION 1.02.  Accounting Terms and Determinations.  Unless otherwise
                         -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with, in the case of the Company or any of its insurance Subsidiaries, accounting practices prescribed or permitted by insurance regulatory authorities (it being understood that as of the date hereof such accounting practices are considered by the Company's independent public accountants to be generally accepted accounting principles) and, in the case of each non-insurance Subsidiary of the Company, generally accepted accounting principles, in each case as in effect from time to time, applied on a basis consistent (except, in the case of the Company or any of its insurance Subsidiaries, for changes required by insurance regulatory authorities and, in the case of each non-insurance Subsidiary of the Company, for changes concurred in by the Company's independent public accountants) with the most recent comparable financial statements thereof delivered to the Banks pursuant to Section 4.04(a) or (b) or Section 5.01(a) or (b); provided that, if
                                                              --------
the Company notifies the Agent that it wishes to amend any covenant in Article V to eliminate the effect of any change in, in the case of the Company or any of its insurance Subsidiaries, accounting practices prescribed or permitted by insurance regulatory authorities or, in the case of any non-insurance Subsidiary of the Company, generally accepted accounting principles, on the operation of such covenant (or if the Agent notifies the Company that the Required Banks wish to amend Article V for such purpose), then the Borrowers' compliance with such covenant shall be determined on the basis of, in the case of the Company and any of its insurance Subsidiaries, accounting practices prescribed or permitted by insurance regulatory authorities and, in the case of any non-insurance Subsidiary of the Company, generally accepted accounting principles, in each case in effect immediately before the relevant change in such accounting practices or accounting principles, as the case may be, became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Banks.

          SECTION 1.03.  Types of Borrowings.  The term "Borrowing" denotes the
                         -------------------
aggregation of Loans of one or more Banks to be made to a single Borrower pursuant to Article II on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing"
                                                ----
is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article II under which participation therein is determined (i.e., a
                                                               ----
"Committed Borrowing" is a Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section 2.03 in which the Bank participants are determined on the basis of their bids in accordance therewith).


                                  ARTICLE II

                                  THE CREDITS

          SECTION 2.01.  Commitments to Lend.  Each Bank severally agrees, on
                         -------------------
the terms and conditions set forth in this Agreement, to make loans to either Borrower pursuant to this Section from time to time before the Termination Date in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding to both Borrowers shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $25,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02(b)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, either Borrower may borrow under this Section, repay, or to the extent permitted by
Section 2.11, prepay Loans and reborrow at any time before the Termination Date under this Section. The Commitments shall terminate at the close of business on the Termination Date.

          SECTION 2.02.  Notice of Committed Borrowing.  The applicable Borrower
                         -----------------------------
shall give the Agent notice executed on behalf of such Borrower by its Authorized Officers (a "Notice of Committed Borrowing"), not later than 10:00 A.M. (New York City time) on (x) the date of each Base Rate Borrowing,

(y) the second Domestic Business Day before each CD Borrowing and (z) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

          (a) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

          (b)  the aggregate amount of such Borrowing,

          (c) whether the Loans comprising such Borrowing are to bear interest initially at the Base Rate, at a CD Rate or at a Euro-Dollar Rate, and

          (d) in the case of a Fixed Rate Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

          SECTION 2.03.  Money Market Borrowings.
                         -----------------------

          (a)  The Money Market Option.  In addition to Committed Borrowings
               -----------------------
pursuant to Section 2.01, either Borrower may, as set forth in this Section, request the Banks before the Termination Date to make offers to make Money Market Loans to such Borrower. The Banks may, but shall have no obligation to, make such offers and such Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

          (b)  Money Market Quote Request.  When a Borrower wishes to request
               --------------------------
offers to make Money Market Loans under this Section, it shall transmit to the Agent by telex or facsimile transmission a request executed on behalf of such Borrower by its Authorized Officers (a "Money Market Quote Request") substantially in the form of Exhibit B hereto so as to be received no later than 10:00 A.M. (New York City time) on (x) the fifth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

          (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

          (ii) the aggregate amount of such Borrowing, which shall be $25,000,000 or a larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02(b)),

          (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

          (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate.

A Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Company and the Agent may agree) of any other Money Market Quote Request.

          (c)  Invitation for Money Market Quotes. Promptly upon receipt of a
               ----------------------------------
Money Market Quote Request, the Agent shall send to the Banks by telex or facsimile transmission an invitation for Money Market Quotes (an "Invitation for Money Market Quotes") substantially in the form of Exhibit C hereto, which shall constitute an invitation by the requesting Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

          (d)  Submission and Contents of Money Market Quotes. (i) Each Bank may
               ----------------------------------------------
submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than (x) 2:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 9:00 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Agent (or any affiliate of
--------
the Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Agent or such affiliate notifies the requesting Borrower of the terms of the offer or offers contained therein not later than (x) one hour prior to the deadline for the other Banks, in the case of a LIBOR Auction or (y) 15 minutes prior to the deadline for the other Banks, in the case of an Absolute Rate Auction. Subject to Articles III and VI, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the requesting Borrower.

          (ii) Each Money Market Quote shall be in substantially the form of Exhibit D hereto and shall in any case specify:

          (A)  the proposed date of Borrowing,

          (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger multiple of $1,000,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

          (C) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000 of 1%) to be added to or subtracted from such base rate,

          (D) in the case of an Absolute Rate Auction, the rate of interest per annum (specified to the nearest 1/10,000 of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

          (E)  the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

          (iii)  Any Money Market Quote shall be disregarded if it:

          (A) is not substantially in conformity with Exhibit D hereto or does not specify all of the information required by subsection (d) (ii);

          (B) contains qualifying, conditional or similar language (other than as contemplated in subclause (d) (ii) (B) (z));

          (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

          (D)  arrives after the time set forth in subsection (d) (i).

          (e)  Notice to Borrower. The Agent shall promptly notify the
               ------------------
requesting Borrower of the terms (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection (d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the requesting Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

          (f)  Acceptance and Notice by Borrower. Not later than 10:00
               ---------------------------------
A.M. (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the requesting Borrower shall notify the Agent in writing executed on behalf of such Borrower by its Authorized Officers of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The requesting Borrower may accept any Money Market Quote in whole or in part; provided that:
            --------

          (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request,

          (ii) the principal amount of each Money Market Borrowing must be $25,000,000 or a larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with
     Section 3.02(b)),

          (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be, and

          (iv) the requesting Borrower may not accept any offer that is described in subsection (d) (iii) or that otherwise fails to comply with the requirements of this Agreement.

          (g)  Allocation by Agent. If offers are made by two or more Banks
               -------------------
with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks as nearly as possible (in multiples of $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

          SECTION 2.04.  Notice to Banks; Funding of Loans.
                         ---------------------------------

          (a) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

          (b) Not later than 2:00 P.M. (New York City time) on the date of each Borrowing, each Bank participating therein shall make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Agent at its address specified in or pursuant to Section 9.01. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will deposit the funds so received from the Banks on the day received in the applicable Borrower's Designated Deposit Account.

          (c) Unless the Agent shall have received notice from a Bank prior to the date of (or, in the case of a Base Rate Borrowing, prior to 11:00 A.M. (New York City time) on the date of) any Borrowing that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsection (b) of this Section 2.04 and the Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the applicable Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Agent, at (i) in the case of such Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.07 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

          SECTION 2.05. Notes. (a) The Loans of each Bank to each Borrower shall
                        -----
be evidenced by a single Note of such Borrower payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans to such Borrower.

          (b) Each Bank may, by notice to the Company and the Agent, request that its Loans of a particular type to a Borrower be evidenced by a separate Note of such Borrower in an amount equal to the aggregate unpaid principal amount of such Loans, in which case any Note then held by such Bank that would otherwise evidence Loans of such type shall be appropriately modified to reflect the fact that it does not evidence Loans of such type. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to a "Note" or the "Notes" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

          (c) Upon receipt of each Bank's Notes pursuant to Section 3.01(b), the Agent shall deliver such Notes by hand or overnight courier to such Bank. Each Bank shall record the date and amount of each Loan made by it to a Borrower and the date and amount of each payment of principal made by such Borrower with respect thereto, and prior to any transfer of its Note of a Borrower, shall endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan to such Borrower then outstanding; provided that the failure of any Bank to make any such recordation
             --------
or endorsement shall not affect the obligations of such Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by each Borrower so to endorse the Note of such Borrower and to attach to and make a part of the Note of such Borrower a continuation of any such schedule as and when required.

          SECTION 2.06.  Maturity of Loans.  (a) Each Committed Loan included in
                         -----------------
any Committed Borrowing shall mature, and the principal amount thereof shall be due and payable, on the Termination Date.

          (b) Each Money Market Loan included in any Money Market Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

          SECTION 2.07.  Interest Rates. (a) Each Base Rate Loan shall bear
                         --------------
interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Date and on the date such Base Rate Loan is converted to a Fixed Rate Loan. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

          (b) Each CD Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the CD Margin applicable on such day plus the Adjusted CD Rate applicable to such Interest Period; provided that if any CD
                                                         --------
Loan or any portion thereof shall, as a result of clause (2) (b) of the definition of Interest Period, have an Interest Period of less than 30 days, such portion shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof. Any overdue principal of or interest on any CD Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the higher of (i) the sum of the CD Margin applicable on such day plus the Adjusted CD Rate applicable to such Loan and (ii) the rate applicable to Base Rate Loans for such day.

          "CD Margin" means:

          (i) for any day on which Level I Status exists, (x) 3/8 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 30% of the Commitments, (y) 1/2 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% but greater than 30% of the Commitments and (z) 5/8 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments; and

          (ii) for any day on which Level II Status exists, (x) 1/2 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 30% of the Commitments, (y) 3/4 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% but greater than 30% of the Commitments and (z) 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments.

          The "Adjusted CD Rate" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:


                    [ CDBR         ]*
         ACDR   =   [ ------------ ]  + AR
                    [ 1.00  - DRP  ]

         ACDR   =   Adjusted CD Rate
         CDBR   =   CD Base Rate
          DRP   =   Domestic Reserve Percentage
           AR   =   Assessment Rate

     ____________
     * The amount in brackets being rounded upward, if necessary, to the next higher 1/100 of 1%

          The "CD Base Rate" applicable to any Interest Period is the rate of interest determined by the Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

          "Domestic Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new non-personal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

          "Assessment Rate" means for any Interest Period the net annual assessment rate (rounded upward, if necessary, to the next higher 1/100 of 1%) actually incurred by Morgan Guaranty Trust Company of New York to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of Morgan Guaranty Trust Company of New York in the United States during the most recent period for which such rate has been determined prior to the commencement of such Interest Period.

          (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin applicable on such day plus the London Interbank Offered Rate applicable for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

          "Euro-Dollar Margin" means:

          (i) for any day on which Level I Status exists, (x) 1/4 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 30% of the Commitments, (y) 3/8 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% but greater than 30% of the Commitments and (z) 1/2 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments; and

          (ii) for any day on which Level II Status exists, (x) 3/8 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 30% of the Commitments, (y) 5/8 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is less than or equal to 50% but greater than 30% of the Commitments and (z) 7/8 of 1% per annum for any day on which the aggregate outstanding principal amount of the Loans is greater than 50% of the Commitments.

          The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Euro-Dollar Reference Banks in the London inter-bank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

          (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the Euro-Dollar Margin applicable on such day plus the higher of (i) the London Interbank Offered Rate applicable to such Loan and (ii) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar Reference Bank in the London interbank market for the applicable period determined as provided above (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day).

          (e) Subject to Section 8.01(a), each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(c) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money

Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Prime Rate for such day.

          (f) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the applicable Borrower and the participating Banks by telex or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          (g) Each Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

          SECTION 2.08.  Fees.
                         ----

          (a)  Participation Fees. The Company shall pay to the Agent on the
               ------------------
Signing Date for the account of the Banks, other than the Lead Managers, in proportion to their respective Commitments, participation fees in an amount equal to 1/16 of 1% of the aggregate amount of such Commitments. The Company shall pay to the Agent on the Signing Date for the account of the Lead Managers, in proportion to their respective Commitments, participation fees in an amount equal to 1/10 of 1% of the aggregate amount of such Commitments.

          (b)  Facility Fee. The Company shall pay to the Agent for the account
               ------------
of the Banks ratably a facility fee at the rate of (i) for any day on which Level I Status exists, 3/16 of 1% per annum and (ii) for any day on which Level II Status exists, 1/4 of 1% per annum. Such facility fee shall accrue from and including the Signing Date to but excluding the Termination Date (or, if later, the date the Loans shall be repaid in their entirety), on the daily average of the greater of (x) the aggregate of the Commitments (whether used or unused) and
(y) the aggregate outstanding principal amount of the Loans. Accrued fees under this subsection (b) shall be payable quarterly in arrears on each Quarterly Date and upon the date of termination of the Commitments in their entirety (and, if later, the date the Loans shall be repaid in their entirety).

          SECTION 2.09.  Optional Termination or Reduction of Commitments. (a)
                         ------------------------------------------------
At any time prior to the Termination Date, the Company may, upon at least three Domestic Business Days' notice to the Agent, (i) terminate the Commitments in full at any time, if no Loans are outstanding at such time, or (ii) ratably reduce from time to time by (A) an aggregate amount of $25,000,000, (B) any larger multiple of $25,000,000 or (C) the full amount thereof, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

          (b) Upon receipt of a notice of termination or reduction pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such reduction and such notice shall not thereafter be revocable by either Borrower.

          SECTION 2.10.  Method of Electing Interest Rates. (a) The Loans
                         ---------------------------------
included in each Committed Borrowing shall bear interest initially at the type of rate specified by the applicable Borrower in the applicable Notice of Committed Borrowing. Thereafter, such Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans made to such Borrower (subject in each case to the provisions of Article VIII), as follows:

          (i) if such Loans are Base Rate Loans, such Borrower may elect to convert such Loans to CD Loans as of any Domestic Business Day or to Euro-Dollar Loans as of any Euro-Dollar Business Day;

          (ii) if such Loans are CD Loans, such Borrower may elect to convert such Loans to Base Rate Loans or Euro-Dollar Loans or elect to continue such Loans as CD Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans; and

          (iii) if such Loans are Euro-Dollar Loans, such Borrower may elect to convert such Loans to Base Rate Loans or CD Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice executed on behalf of the applicable Borrower by its Authorized Officers (a "Notice of Interest Rate Election") to the Agent at least three Euro-Dollar Business Days before the conversion or continuation selected in such notice is to be effective (unless the relevant Loans are to be converted from Domestic Loans to Domestic Loans of the other type or continued as Domestic Loans of the same type for an additional Interest Period, in which case such notice shall be delivered to the Agent at least three Domestic Business Days before such conversion or continuation is to be effective). A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans
       --------
comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $25,000,000 or any larger multiple of $1,000,000.

          (b)  Each Notice of Interest Rate Election shall specify:

          (i) the Group of Loans (or portion thereof) to which such notice applies;

          (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

          (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if such new Loans are Fixed Rate Loans, the duration of the initial Interest Period applicable thereto; and

          (iv) if such Loans are to be continued as CD Loans or Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

          (c) Upon receipt of a Notice of Interest Rate Election from a Borrower pursuant to subsection (a) above, the Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by such Borrower. If a Borrower fails to deliver a timely Notice of Interest Rate Election to the Agent for any Group of Fixed Rate Loans made to such Borrower, such Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

          SECTION 2.11.  Optional Prepayments. (a)  A Borrower may, upon at
                         --------------------
least one Domestic Business Day's notice to the Agent, prepay a Group of Base Rate Loans (or a Money Market Borrowing bearing interest at the Prime Rate pursuant to Section 8.01(a)) made to such Borrower in whole at any time, or from time to time in part in amounts aggregating $25,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group or Borrowing.

          (b) A Borrower may, upon at least one Domestic Business Day's notice to the Agent, in the case of a Group of CD Loans made to such Borrower, or upon at least one Euro-Dollar Business Day's notice to the Agent, in the case of a Group of Euro-Dollar Loans made to such Borrower, prepay the Loans comprising such Group on the last day of any Interest Period applicable to such Group, in whole at any time, or from time to time in part in amounts aggregating $25,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group.

          (c) Except as provided in subsection (a) above, a Borrower may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.

          (d) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by either Borrower.

          SECTION 2.12.  General Provisions as to Payments. (a) The Borrowers
                         ---------------------------------
shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 9.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Agent shall have received notice from a Borrower prior to the date on which any payment is due from such Borrower to the Banks hereunder that such Borrower will not make such payment in full, the Agent may assume that such Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount, if any, then due such Bank from such Borrower. If and to the extent that such Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount, if any, distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

          SECTION 2.13.  Funding Losses. If a Borrower makes any payment of
                         --------------
principal with respect to any Fixed Rate Loan or any Fixed Rate Loan is converted to a Base Rate Loan (pursuant to Article VI or VIII or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the end of an applicable period fixed pursuant to Section 2.07(d), or if a Borrower fails to borrow or prepay any Fixed Rate Loans after notice has been given to any Bank in accordance with Section 2.04(a) or 2.11(d), as applicable, such Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, Liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow or prepay, provided that such Bank shall have delivered to such
                  --------

Borrower a certificate signed by an officer of such Bank with knowledge of and responsibility for such matters which sets forth the amount of such loss or expense and a reasonable explanation of the basis therefor, which certificate shall be conclusive in the absence of manifest error.

               SECTION 2.14. Computation of Interest and Fees. Interest based on
                             --------------------------------
the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

               SECTION 2.15. Withholding Tax Exemption. At least five Domestic
                             -------------------------
Business Days prior to the first date on which interest or fees are payable by either Borrower hereunder for the account of any Bank, each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to each of the Company and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Bank is entitled to receive payments from both Borrowers under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Bank which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Company and the Agent two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Company or the Agent, in each case certifying that such Bank is entitled to receive payments from both Borrowers under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including, without limitation, any change in any treaty, law or regulation or in the interpretation or administration thereof) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Company and the Agent that it is not capable of receiving such payments without any deduction or withholding of United States federal income tax.

               SECTION 2.16. Regulation D Compensation. For so long as any Bank
                             -------------------------
is required, or is requested by any applicable regulatory authority, to maintain and does maintain reserves against "Eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans or Money Market LIBOR Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Bank to United States residents), and as a result the cost to such Bank (or its Euro-Dollar Lending Office or Money Market Lending Office, as the case may be) of making or maintaining its Euro-Dollar Loans or Money Market LIBOR Loans is increased, then such Bank may require the applicable Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans or Money Market LIBOR Loans made to such Borrower, additional interest on the related Euro-Dollar Loan or Money Market LIBOR Loan of such Bank for each day on which such Bank maintains such reserves at a rate per annum up to but not exceeding the excess of (i) (A) the London Interbank Offered Rate applicable to such Loan divided by (B) one minus the Euro-Dollar
                                                        -----
Reserve Percentage for such day over (ii) the London Interbank Offered Rate applicable to such Loan. Any Bank wishing to require payment of such additional interest (x) shall so notify the Company and the Agent, in which case such additional interest on the Euro-Dollar Loans and Money Market LIBOR Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and (y) shall furnish to the Company at least five Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans or Money Market LIBOR Loans made to either Borrower a certificate signed by an officer of such Bank with knowledge of and responsibility for such matters setting forth the amount to which such Bank is then entitled from such Borrower under this Section (which shall be consistent with such Bank's good faith estimate of the level at which the related reserves are maintained by it) and a reasonable explanation of the basis therefor. Each such certificate shall be accompanied by such information as the Company may reasonably request as to the computation set forth therein.

                                  ARTICLE III

                                  CONDITIONS

               SECTION 3.01. Effectiveness. This Agreement shall become
                             -------------
effective on the date that each of the following conditions shall have been satisfied (or waived in accordance with Section 9.05):

               (a) receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of the execution and delivery of a counterpart hereof by such party);

               (b) receipt by the Agent for the account of each Bank of a duly executed Note of each Borrower dated on or before the Effective Date complying with the provisions of Section 2.05;

               (c) the fact that all amounts payable by the Borrowers on or before the Effective Date (including the fees payable pursuant to Section 2.08(a)) shall have been paid in full;

               (d) receipt by the Agent of a copy of the Support Agreement, certified by the Company to be a true and complete copy thereof and to then be in full force and effect;

               (e) receipt by the Agent of an opinion of Edward J. Crane, Jr., Second Vice President and Counsel of the Company, and Cleary, Gottlieb, Steen & Hamilton, special counsel for the Borrowers, substantially in the form of Exhibits G-l and G-2 hereto, respectively, and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

               (f) receipt by the Agent of an opinion of Davis Polk & Wardwell, special counsel for the Agent, substantially in the form of Exhibit H hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request; and

               (g) receipt by the Agent of all documents it may reasonably request relating to the existence of each Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

provided that this Agreement shall not become effective or be binding on any
--------
party hereto unless all of the foregoing conditions are satisfied not later than December 31, 1991. The Agent shall promptly notify the Company and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto.

               SECTION 3.02.  Borrowings.  The obligation of any Bank to make a
                              ----------
Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

               (a)  receipt by the Agent of a Notice of Borrowing as required by
          Section 2.02 or 2.03, as the case may be;

               (b) the fact that, immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

               (c) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

               (d) the fact that the representations and warranties of each Borrower contained in this Agreement and, if the Company shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement, in such Company Assumption Agreement or Guarantee Agreement, as the case may be, shall be true on and as of the date of such Borrowing; and

               (e) the fact that (i) the Support Agreement shall not have been terminated pursuant to Section (8) thereof or otherwise and (ii) a notice of termination pursuant to Section (9) of the Support Agreement shall not have been given by either party thereto, unless, in either case, the Company shall have, prior thereto, executed and delivered a Company Assumption Agreement or a Guarantee Agreement or JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrowers on the date of such Borrowing as to the facts specified in clauses
(b), (c), (d) and (e) of this Section.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES


               The Borrowers jointly and severally represent and warrant that:

               SECTION 4.01. Existence and Power. The Company is a legal reserve
                             -------------------
mutual life insurance company duly organized in 1862 pursuant to a special act of the Legislature of the Commonwealth of Massachusetts (the "Special Act") and is validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has all powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. Each Material Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

               SECTION 4.02. Authorization; No Contravention. The execution,
                             -------------------------------
delivery and performance by each Borrower of this Agreement, the Support Agreement and its Notes are within such Borrower's powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or, in the case of the Company, the Special Act, as amended from time to time, and, in the case of JHCC, the certificate of incorporation of JHCC, or the by-laws of such Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Borrower or result in or require the crea-tion or imposition of any Lien on any asset of the Company or any Material Subsidiary.

               SECTION 4.03. Binding Effect. Each of this Agreement and, unless
                             --------------
the Company shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement, the Support Agreement constitutes a valid and binding agreement of each Borrower and the Notes of each Borrower, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of such Borrower.

               SECTION 4.04. Financial Information.
                             ---------------------
               (a) (i) The Annual Statement of the Company as of December 31, 1990, as filed with the Insurance Department of the Commonwealth of Massachusetts, together with the related exhibits, schedules and explanations therein contained or thereto annexed, copies of which have been delivered to each of the Banks, are a full and true statement of all assets and liabilities and of the condition and affairs of the Company as of such date and of its income and deductions therefrom for the year then ended (within the meaning of applicable regulations and practices of the Insurance Department of the Commonwealth of Massachusetts), and such Annual Statement is accompanied by an opinion of the Corporate Actuary of the Company to the effect that the amounts carried in the balance sheet of the Company contained therein of certain actuarial items (A) are computed in accordance with commonly accepted actuarial standards consistently applied and are fairly stated in accordance with sound actuarial principles, (B) are based on actuarial assumptions which are in accordance with or stronger than those called for in policy provisions, (C) meet the requirements of the insurance laws of Massachusetts, (D) make a good and sufficient provision for all unmatured obligations of the Company guaranteed under the terms of the policies included in such items, (E) are computed on the basis of assumptions consistent with those used in computing the corresponding items in the Annual Statement as of the preceding year end (except as required or permitted under applicable regulations of the Insurance Department of the Commonwealth of Massachusetts) and (F) include provision for all actuarial reserves and related statement items which ought to be established; and (ii) the audited statements of financial position of the Company as of December 31, 1990 and the related summary of operations and changes in policyholders' contingency reserves and statement of cash flows for the fiscal year then ended, reported on by Ernst & Young, a copy of which has been, in each case, delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles and reporting practices prescribed or permitted by insurance regulatory authorities, the financial position of the Company at such date and the results of operations and changes in policyholders' contingency reserves and cash flows of the Company for such year.

               (b) The audited balance sheet of JHCC as of December 31, 1990 and the related statements of income and retained earnings and cash flows for the fiscal year then ended, reported on by Ernst & Young, a copy of which has been, in each case, delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the financial position of JHCC as of such date and its results of operations and cash flows for such fiscal year.

               (c) The audited consolidated balance sheet of JHSI and its consolidated subsidiaries as of December 31, 1990 and the related consolidated statements of operations, shareholder's equity and cash flows for the fiscal year then ended, reported on by Ernst & Young, a copy of which has been, in each case, delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of JHSI and its consolidated subsidiaries as of such date and the consolidated results of operations and cash flows of JHSI and its consolidated subsidiaries for such fiscal year.

               (d) The Quarterly Statement of the Company as of September 30, 1991, as filed with the Insurance Department of the Commonwealth of Massachusetts, a copy of which has been delivered to each of the Banks, is (subject to year-end accounting and actuarial adjustments) a full and true statement, prepared on the basis of accounting and actuarial policies consistent with those used in preparation of the Annual Statement referred to in subsection
(a) (i) of this Section, of all assets and liabilities and of the condition and affairs of the Company as of such date and of its income and deductions therefrom for the nine months then ended (within the meaning of applicable regulations and practices of the Insurance Department of the Commonwealth of Massachusetts).

               (e) The unaudited balance sheet of JHCC as of September 30, 1991 and the related statements of income for the nine months then ended, a copy of which has been, in each case, delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (b) of this Section, the financial position of JHCC as of such date and its results of operations for such nine month period (subject to normal year-end adjustments).

               (f) From but excluding December 31, 1990 through the Effective Date, there has been no material adverse change in the business, financial position, results of operations or prospects of either Borrower.

               SECTION 4.05. Litigation. There is no action, suit or proceeding
                             ----------
pending against, or to the knowledge of either Borrower threatened against or affecting, the Company or any Subsidiary before any court or arbitrator or any governmental body, agency or official (i) which, if adversely determined, would have a Material Adverse Effect or a material adverse effect on the ability of either Borrower to perform its respective obligations under the Support Agreement or (ii) which in any manner draws into question the validity or enforceability of this Agreement, the Support Agreement or any of the Notes.

               SECTION 4.06. Compliance with ERISA. (a) Each member of the ERISA
                             ---------------------
Group has (i) fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and (ii) is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan and (b) no member of the ERISA Group has (i) sought a waiver of the minimum funding standard under
Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA, except where any failure to fulfill such obligations or comply with such provisions referred to in clause
(a) above or any such waiver, failure or liability referred to in clause (b) above would not, alone or in the aggregate, have a Material Adverse Effect.

               SECTION 4.07. Compliance with Laws. Each Borrower and each
                             --------------------
Material Subsidiary is in compliance with all applicable laws, including, without limitation, all Environmental Laws, except where any failure to comply with any such laws would not, alone or in the aggregate, have a Material Adverse Effect.

               SECTION 4.08. Taxes. Each member of the Tax Group has filed all
                             -----
United States Federal income tax returns and all other material tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by any member of the Tax Group, except where the failure to file such returns or pay such taxes would not, alone or in the aggregate, have a Material Adverse Effect.

               SECTION 4.09. Not an Investment Company. The Company is not an
                             -------------------------
investment company within the meaning of the Investment Company Act of 1940, as amended. JHCC has been exempted from all provisions of the Investment Company Act of 1940, as amended, including, without limitation, those relating to the offering and sale of securities by JHCC, by order of the Securities and Exchange Commission dated June 26, 1984 issued pursuant to Section 6(c) of such Act, and such order remains in full force and effect and has not in any way been modified or amended.

               SECTION 4.10. Full Disclosure. All information heretofore
                             ---------------
furnished by either Borrower to all the Banks for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by either Borrower to all the Banks will be, true and accurate in all material respects on the date as of which such information is stated or certified. The Borrowers have disclosed to the Banks in writing or at the meeting of the Company with the Banks held at the offices of the Company on October 31, 1991 any and all matters concerning the Borrowers (other than general economic, political and insurance-industry-wide conditions) which could reasonably be expected to result in a Material Adverse Effect or which materially and adversely affect or could reasonably be expected to affect materially and adversely (to the extent either Borrower can now reasonably foresee) the ability of either Borrower to perform its obligations under the Support Agreement. As of the Effective Date, the Borrowers have disclosed to the Banks in writing or at the meeting of the Company with the Banks held at the offices of the Company on October 31, 1991 any and all matters concerning the Borrowers (other than general economic, political and insurance-industry-wide conditions) which materially and adversely affect or could reasonably be expected to affect materially and adversely (to the extent either Borrower can reasonably foresee as of the Effective Date) the business, results of operations or financial condition of the Company and the Material Subsidiaries, taken as a whole.


                                  ARTICLE V

                                  COVENANTS

               The Borrowers jointly and severally agree that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

               SECTION 5.01. Information. The Company will deliver to each of
                             -----------
the Banks:

               (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Company,

               (i) the Annual Statement of the Company as of the end of such fiscal year, as filed with (and in the form required under applicable law and regulations of) the Insurance Department of the Commonwealth of Massachusetts (x) accompanied by an opinion of the Corporate Actuary of the Company covering amounts carried on the balance sheet of certain actuarial items of the Company in the form required under applicable law and regulations of the Insurance Department of the Commonwealth of Massachusetts and (y) certified by a Senior Financial Officer of the Company on behalf of the Company as to consistency with respect to accounting and actuarial policies and that such Annual Statement is a full and true statement of all the assets and liabilities and of the condition and affairs of the Company as of the end of such fiscal year and of its income and deductions therefrom for such fiscal year (within the meaning of applicable regulations and practices of the Insurance Department of the Commonwealth of Massachusetts); and

                    (ii) the audited statements of financial position of the Company as of the end of such fiscal year and the related audited summary of operations and changes in policyholders' contingency reserves and statement of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young or other independent public accountants of nationally recognized standing without qualification as to the scope of the audit performed or any material weakness noted in the Company's system of internal controls;

                    (b) unless JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09, as soon as available and in any event within 90 days after the end of each fiscal year of JHCC, the audited balance sheet of JHCC as of the end of such fiscal year and the related audited statements of income and retained earnings and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young or other independent public accountants of nationally recognized standing without qualification as to the scope of the audit performed or any material weakness noted in JHCC's system of internal controls;

                    (c) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, the Quarterly Statement of the Company as of the end of such quarter, as filed with the Insurance Department of the Commonwealth of Massachusetts, certified (subject to year-end accounting and actuarial adjustments) on behalf of the Company by a Senior Financial Officer of the Company as to consistency with respect to accounting and actuarial policies and that such Quarterly Statement is a full and true statement of all the assets and liabilities and of the condition and affairs of the Company as of the end of such quarter, and of its income and deductions therefrom for such quarter and for the portion of the Company's fiscal year ended at the end of such quarter (within the meaning of applicable regulations and practices of the Insurance Department of the Commonwealth of Massachusetts);

               (d) unless JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09, as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of JHCC, the unaudited balance sheet of JHCC as of the end of such quarter and the related unaudited statements of income for the portion of JHCC's fiscal year ended at the end of such quarter, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency, in each case by a Senior Financial Officer of JHCC;

               (e) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (c) above, a certificate of a Senior Financial Officer of the Company (i) setting forth in reasonable detail the calculations required to establish whether the Borrowers were in compliance with the requirements of Sections 5.08 and 5.09 on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrowers are taking or propose to take with respect thereto;

               (f) within 15 days after any Senior Financial Officer of either Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of a Senior Financial Officer of the Company setting forth the details thereof and the action which the Borrowers are taking or propose to take with respect thereto;

               (g) promptly upon the mailing thereof to the policyholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

               (h) promptly upon the filing thereof, (i) in addition to the Annual Statement and Quarterly Statement referred to in clauses (a)
          (i) and (c) above, copies of all other financial statements of the Company filed with the Insurance Department of the Commonwealth of Massachusetts, and (ii) copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents), if any, which the Company or, unless JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09, JHCC shall have filed with the Securities and Exchange Commission with respect to debt securities or preferred or common stock issued by the Company or JHCC, as the case may be;

               (i) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of a Senior Financial Officer of the Company setting forth details as to such occurrence and action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take; and

               (j) from time to time such additional information regarding the financial position, results of operations or business of the Borrowers as the Agent, at the request of any Bank, may reasonably request.

               SECTION 5.02.  Maintenance of Property; Insurance.
                              ----------------------------------
(a) Each Borrower will keep, and the Company will cause each Material Subsidiary to keep, all property material to their respective businesses in good working order and condition, ordinary wear and tear excepted.

               (b) Each Borrower will maintain, and the Company will cause each Material Subsidiary to maintain (in the name of such Borrower or in such Material Subsidiary's own name, as applicable), with financially sound and responsible insurance companies, insurance on all their respective properties and against such other risks, in each case in at least such amounts (and with such risk retentions) as are usually insured against by companies of established repute engaged in the same or a similar business.

               SECTION 5.03. Conduct of Business and Maintenance of Existence.
                             ------------------------------------------------
Each Borrower will continue, and the Company will cause each Material Subsidiary to continue, to engage in business of the same general type as now conducted by such Borrower and such Material Subsidiary, as the case may be, and each Borrower will preserve, renew and keep in full force and effect, and the Company will cause each Material Subsidiary to preserve, renew and keep in full force and effect, its existence and its rights, privileges and franchises which are material to the conduct of such business; provided that nothing in this Section
                                          --------
shall prohibit:

               (a) any consolidation or merger of either Borrower permitted under Section 5.12(i);

               (b) any sale, lease or transfer of assets by JHCC permitted under Section 5.12(ii);

               (c) the consolidation or merger of a Material Subsidiary (other than JHCC, unless JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09) with or into another Person, if, after giving effect thereto, no Default shall have occurred and be continuing; or

               (d)  the termination of the existence of a Material Subsidiary:

               (i)    pursuant to clause (a) or (c) above;

               (ii) in the case of JHCC (if JHCC is at such time a Borrower), if the Company shall have executed and delivered a Company Assumption Agreement; or

               (iii) in the case of any other Material Subsidiary (and, if JHCC has been terminated as a Borrower hereunder pursuant to Section 9.09 and is at the applicable time a Material Subsidiary, JHCC), if after giving effect thereto, no Default shall have occurred and be continuing.

          SECTION 5.04. Compliance with Laws. Each Borrower will comply, and the
                        --------------------
Company will cause each Material Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities (including, without limitation, Environmental Laws and the rules, regulations and requirements thereunder), except where a failure to comply therewith would not, alone or in the aggregate, have a Material Adverse Effect.

          SECTION 5.05. Compliance with ERISA. Each Borrower will fulfill, and
                        ---------------------
the Company will cause each member of the ERISA Group to fulfill, its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan, and each Borrower will comply, and the Company will cause each member of the ERISA Group to comply, with all applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan, except where such failure or non-compliance, alone or in the aggregate, would not have a Material Adverse Effect.

          SECTION 5.06. Taxes. Each member of the Tax Group will file all United
                        -----
States Federal income tax returns and all other material tax returns which are required to be filed by it and will pay all taxes due pursuant to such returns or pursuant to any assessment received by it, except where a failure to file any such returns or pay any such taxes would not, alone or in the aggregate, have a Material Adverse Effect.

          SECTION 5.07. Subsidiary Debt. The Company will not permit any
                        ---------------
Subsidiary to incur, assume or at any time be liable with respect to any Debt except:

          (a)  Debt of JHCC under this Agreement and the Notes;

          (b)  Debt, the proceeds of which are on-lent to the Company;

          (c) Debt owing to the Company or any other Subsidiary of the Company or any combination thereof;

          (d)  Permitted Collateralization Obligations;

          (e)  Debt of Excluded Subsidiaries; and

          (f) Debt not otherwise permitted by the foregoing clauses of this Section so long as the aggregate principal amount of such Debt outstanding at any time, together with the aggregate principal amount then outstanding of Debt secured by Liens permitted by clause (j) of Section 5.10, does not exceed $6,000,000,000.

          SECTION 5.08.  Management Surplus. The Company will not, at any time,
                         ------------------
     permit Management Surplus to be less than $1,500,000,000.

          SECTION 5.09.  Capitalization Ratio. The Company will not, at any
                         --------------------
time, permit Management Surplus to be less than 5% of the assets of the Company (other than assets held in separate accounts of the Company).

          SECTION 5.10.  Company Negative Pledge. The Company shall not create,
                         -----------------------
assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it (other than assets held in separate accounts of the Company), except:


          (a) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within
     --------
     90 days after the acquisition thereof;

          (b) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Company and not created in contemplation of such event;

          (c) any Lien existing on any asset prior to the acquisition thereof by the Company and not created in contemplation of such acquisition;

          (d) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is
                              --------
     not secured by any additional assets;

          (e)  Liens on Permitted Collateralization Assets;

          (f) Liens, if any, arising out of loans of securities, in the ordinary course of the investment business of the Company;

          (g) any Liens arising in connection with policies or contracts of insurance, funding agreements and other similar contracts entered into in the ordinary conduct of the insurance business of the Company;

          (h) easements, rights-of-way and similar Liens on real property that do not in the aggregate materially impair the Company's use of such property;

          (i) Liens not otherwise permitted by the foregoing clauses of this Section which (i) do not secure Debt and (ii) do not secure obligations in an aggregate amount exceeding $5,000,000,000; and

          (j) Liens that secure Debt and that are not otherwise permitted by the foregoing clauses of this Section, so long as the aggregate principal amount at any time outstanding of the Debt secured thereby (together with the aggregate principal amount then outstanding of Debt permitted by clause
     (f) of Section 5.07) does not exceed $6,000,000,000.

          SECTION 5.11. JHCC Negative Pledge. Unless JHCC shall have been
                        --------------------
terminated as a Borrower hereunder pursuant to Section 9.09, JHCC will not create, assume or suffer to exist any Lien that secures Debt on any asset now owned or hereafter acquired by it unless it shall make or cause to be made effective provision whereby the obligations of JHCC hereunder and under its Notes shall be secured equally and ratably with all other obligations secured thereby; and, if such provision is not made, and notwithstanding that such failure constitutes an Event of Default, an equitable Lien, equally and ratably securing the obligations of JHCC hereunder and under its Notes, shall exist, to the extent permitted by law, on such asset.

          SECTION 5.12. Consolidations, Mergers and Sales of Assets. Neither
                        -------------------------------------------
Borrower will (i) consolidate or merge with or into any other Person, except that:

          (a) JHCC may consolidate or merge with or into (A) the Company if the Company is the surviving corporation or (B) another Subsidiary if (1) JHCC is the surviving corporation or (2) (x) prior thereto, the Company shall have executed and delivered a Company Assumption Agreement or (y) the Subsidiary that is the surviving corporation shall assume all of the obligations of JHCC hereunder and under the Notes and either (I) the Company agrees in writing that such Subsidiary shall have all of the benefits of the Support Agreement and that all of the obligations of such Subsidiary hereunder and under the Notes shall constitute Covered Credit (as defined in Section (5) of the Support Agreement) and that the Agent, each of the Banks and each holder from time to time of any Note issued by JHCC and assumed by such Subsidiary or issued by such Subsidiary shall constitute a Covered Creditor (as so defined) or (II) the Company executes a Guarantee Agreement modified in such manner as shall be satisfactory to the Required Banks to reflect the fact that such Subsidiary shall thereafter be a Borrower hereunder; provided that after giving effect
                                         --------
     thereto, no Default shall have occurred and be continuing; and

          (b) the Company may consolidate or merge with or into any other Person so long as the Company shall be the surviving corporation and, after giving effect thereto, no Default shall have occurred and be continuing; or

    (ii) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets to any other Person except, in the case of JHCC, to the Company.

          SECTION 5.13.  Support Agreement; Company Assumption Agreement;
                         -----------------------------------------------
Guarantee Agreement.
-------------------
          (a) No term or provision of the Support Agreement shall be amended, modified, waived or supplemented, and the Support Agreement shall not be terminated, novated or otherwise changed, without the express prior written consent of the Required Banks unless, prior thereto, the Company shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement or JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09.

          (b) The Company and JHCC hereby expressly agree with each other, the Agent, the Banks and the holders from time to time of the Notes that (i) the benefits of the Support Agreement shall extend to the Banks, the Agent and the holders from time to time of the Notes with respect to all obligations of JHCC hereunder or under the Notes, in either case whether now existing or hereafter arising, (ii) all of the obligations of JHCC hereunder or under the Notes, in either case whether now existing or hereafter arising, constitute Covered Credit (as defined in Section (5) of the Support Agreement) and the Agent, each of the Banks and each holder from time to time of any Note issued by JHCC constitutes a Covered Creditor (as so defined) and (iii) so long as any Bank has any Commitment hereunder, the Company will not terminate the Support Agreement, pursuant to Section (8) or (9) thereof or otherwise, unless, prior thereto, the Company shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement or JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09.

          (c) If the Company shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement, no term or provision of such Company Assumption Agreement or Guarantee Agreement, as the case may be, shall be amended, modified, waived or supplemented, and such Company Assumption Agreement or Guarantee Agreement, as the case may be, shall not be terminated, novated or otherwise changed, without the express prior written consent of the Required Banks.

          SECTION 5.14. Use of Proceeds.
                        ---------------

          (a) The proceeds of the Loans made under this Agreement will be used for general corporate purposes.

          (b) None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock", within the meaning of Regulation U, in violation of the Securities Exchange Act of 1934, as amended, or the applicable margin regulations of the Board of Governors of the Federal Reserve System, in each case as in effect from time to time, and following the application by the applicable Borrower of such proceeds, the value of all "margin stock" owned by such Borrower (other than, in the case where the Company is the Borrower, "margin stock" held in separate accounts of the Company) will not exceed 25% of the assets of such Borrower (other than, in the case where the Company is the Borrower, assets held in separate accounts of the Company).


                                  ARTICLE VI

                                   DEFAULTS

          SECTION 6.01.  Events of Default. If one or more of the following
                         -----------------
events ("Events of Default") shall have occurred and be continuing:

          (a) either Borrower shall fail to pay when due any principal of any Loan, or shall fail to pay within five days of the due date thereof any interest, fees or other amount payable hereunder or under the Notes;

          (b) either Borrower shall fail to observe or perform any covenant contained in Sections 5.07 through 5.13, inclusive, and 5.14(b);

          (c) either Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause
     (a) or (b) above) for 30 days after written notice thereof has been given to the Company by the Agent at the request of any Bank and for an additional 60 days thereafter if the Borrowers are diligently proceeding to cure such failure;

          (d)  any representation or warranty made, or deemed made pursuant to
     Section 3.02, by either Borrower hereunder shall prove to have been incorrect in a material respect as of the date when made, or deemed made pursuant to Section 3.02, and shall continue to be incorrect in a material respect at the time it is discovered to have been incorrect;

          (e) (i) any event or condition shall occur and continue which (A) results in the acceleration of the maturity of any Material Debt of the Borrowers prior to the date such Material Debt would otherwise be due and payable, which acceleration has not been waived, revoked, rescinded or annulled, or (B) enables (without further notice or opportunity to cure) the holder or holders of any such Material Debt or any Person acting on such holder's or holders' behalf to accelerate the maturity thereof or (ii) the principal amount of any such Material Debt shall otherwise be due in full and not paid;

          (f) any event or condition shall occur and continue which results in the acceleration of the maturity of any Material Debt of any Subsidiaries (other than JHCC, unless JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09, or any Excluded Subsidiary), prior to the date such Material Debt would otherwise be due and payable, which acceleration has not been waived, revoked, rescinded or annulled, or the principal amount of any such Material Debt shall otherwise be due in full and not paid;

          (g) the Support Agreement shall cease for any reason to be in full force and effect or either party thereto shall so assert in writing, unless, prior thereto, the Company shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement or JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09;

          (h) either Borrower shall fail for any reason to remain in compliance with the terms of, or perform its obligations under, the Support Agreement, unless, prior thereto, the Company shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement or JHCC shall have been terminated as a Borrower hereunder pursuant to Section 9.09;

          (i) either Borrower or any Material Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, rehabilitation, conservatorship, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, rehabilitator, conservator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

          (j) an involuntary case or other proceeding shall be commenced against either Borrower or any Material Subsidiary seeking liquidation, rehabilitation, conservatorship, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, rehabilitator, conservator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against either Borrower or any Material Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

          (k) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $75,000,000 which it shall have become liable to pay under Title IV of ERISA with respect to a Plan; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c) (5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $75,000,000;

          (l) a judgment or order for the payment of money in excess of $250,000,000 shall be rendered against the Company or any Material Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 10 days;

          (m) any Person or group of related Persons shall have obtained (whether after the demutualization of the Company or otherwise) the right to vote more than 30% of the voting rights for the election of directors of the Company;

          (n) JHCC shall cease for any reason to be a wholly owned Subsidiary, unless (i) JHCC shall have been consolidated or merged with or into the Company or the Company shall have executed and delivered a Company Assumption Agreement, in either case in accordance with the terms hereof, or (ii) JHCC shall have been terminated as a Borrower hereunder pursuant to
     Section 9.09;

          (o) if the Company shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement, such Company Assumption Agreement or Guarantee Agreement, as the case may be, shall cease for any reason to be in full force and effect or the Company shall so assert in writing; or

          (p) if the Company shall have executed and delivered a Company Assumption Agreement or a Guarantee Agreement, the Company shall fail for any reason to remain in compliance with the terms of, or perform its obligations under, such Company Assumption Agreement or Guarantee Agreement, as the case may be;

then, and in every such event, the Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrowers terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Banks holding Notes evidencing more than 50% in aggregate principal amount of the Loans, by notice to the Borrowers declare the Notes (together with accrued interest thereon) to be, and the Notes (together with accrued interest thereon) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; provided that in the case of any of the
                                    --------
Events of Default specified in clause (i) or (j) above with respect to either Borrower, without any notice to either Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower.

          SECTION 6.02. Notice of Default. The Agent shall give notice
                        -----------------
to the Company under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                  ARTICLE VII

                                   THE AGENT

          SECTION 7.01. Appointment and Authorization. Each Bank irrevocably
                        -----------------------------
appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

          SECTION 7.02. Agent and Affiliates. Morgan Guaranty Trust Company of
                        --------------------
New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Company or any Subsidiary or any affiliate of any thereof as if it were not the Agent hereunder.

          SECTION 7.03. Action by Agent. The obligations of the Agent hereunder
                        ---------------
are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article VI.

          SECTION 7.04. Consultation with Experts. The Agent may consult with
                        -------------------------
legal counsel (who may be counsel for either Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

          SECTION 7.05. Liability of Agent. Neither the Agent nor any of its
                        ------------------
directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of either Borrower; (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

          SECTION 7.06. Indemnification. Each Bank shall, ratably in accordance
                        ---------------
with its Commitment, indemnify the Agent (to the extent not reimbursed by the Borrowers) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Agent's gross negligence or willful misconduct) that the Agent may suffer or incur in connection with this Agreement or any action taken or omitted by the Agent hereunder.

          SECTION 7.07. Credit Decision. Each Bank acknowledges that it has,
                        ---------------
independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

          SECTION 7.08. Successor Agent. The Agent may resign at any time by
                        ---------------
giving written notice thereof to the Banks and the Company. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

          SECTION 7.09. Agent's Fee. The Company shall pay to the Agent for its
                        -----------
own account fees in the amounts and at the times previously agreed upon in writing between the Company and the Agent.

                                 ARTICLE VIII

                            CHANGE IN CIRCUMSTANCES

          SECTION 8.01. Basis for Determining Interest Rate Inadequate or
                        -------------------------------------------------
Unfair. If on or prior to the first day of any Interest Period for any CD Loan,
------
Euro-Dollar Loan or Money Market LIBOR Loan:

          (a) the Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

          (b) in the case of CD Loans or Euro-Dollar Loans, Banks having 50% or more of the aggregate principal amount of the affected Loans advise the Agent that the Adjusted CD Rate or the London Interbank Offered Rate, as the case may be, as determined by the Agent, will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period, the Agent shall forthwith give notice thereof to the Company and the Banks, whereupon until the Agent notifies the Company that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, or to convert outstanding Loans into CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended and (ii) each outstanding CD Loan or Euro-Dollar Loan, as the case may be, shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless a Borrower notifies the Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given by such Borrower that it elects not to borrow on such date, (i) if such Fixed Rate Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base Rate Borrowing and (ii) if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Prime Rate for such day.

          SECTION 8.02. Illegality. If, on or after the date of this Agreement,
                        ----------
the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans to either Borrower and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Company, whereupon until such Bank notifies the Company and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans to such Borrower, or to convert outstanding Loans made to such Borrower into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be other-wise disadvantageous to such Bank. If such notice is given or a comparable notice is given by a Bank with respect to the maintenance or funding of its Money Market LIBOR Loans, (a) each Euro-Dollar Loan of such Bank made to such Borrower then outstanding shall be converted to a Base Rate Loan either (i) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Euro-Dollar Loan to such day or (ii) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Euro-Dollar Loan to such day and
(b) if such Bank shall determine that it may not lawfully continue to maintain and fund any of its Money Market LIBOR Loans, each such Money Market LIBOR Loan of such Bank shall bear interest from and including the date of such notice to but excluding the last day of the Interest Period applicable thereto at the Prime Rate for such day.

          SECTION 8.03. Increased Cost and Reduced Return. (a) If on or after
                        ---------------------------------
(x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule, regulation or treaty, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

            (i) shall subject any Bank (or its Applicable Lending Office) to any tax, duty or other charge with respect to its Fixed Rate Loans, its Notes or its obligation to make Fixed Rate Loans, or shall change the basis of taxation of payments to any Bank (or its Applicable Lending Office) of the principal of or interest on its Fixed Rate Loans or any other amounts due under this Agreement in respect of its Fixed Rate Loans or its obligation to make Fixed Rate Loans (except for changes in the rate of tax imposed, or the imposition of tax, on the overall net income of such Bank or its Applicable Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Applicable Lending Office is located); or

          (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding (A) with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage and (B) with respect to any Euro-Dollar Loan or Money Market LIBOR Loan, any such requirement with respect to which such Bank is entitled to compensation during the relevant Interest Period under Section 2.16), special deposit, insurance assessment (excluding, with respect to any CD Loan, any such requirement reflected in an applicable Assessment
     Rate) or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Notes or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the applicable Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) Without duplication of any amounts paid under subsection (a) above or any amounts included in an applicable Domestic Reserve Percentage or amounts for which any Bank is entitled to compensation during the relevant Interest Period under Section 2.16, if any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the applicable Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

          (c) Each Bank will promptly notify the Company and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder that is signed by an officer of such Bank with knowledge of and responsibility for such matters and that sets forth such amount or amounts and a reasonable explanation of the basis therefor shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

          SECTION 8.04. Base Rate Loans Substituted for Affected Fixed Rate
                        ---------------------------------------------------
Loans. If (i) the obligation of any Bank to make or maintain Euro-Dollar Loans
-----
to either Borrower has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03(a) or 2.16 and the Company shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Company that the circumstances giving rise to such suspension or demand for compensation no longer apply:

          (a) all Loans to such Borrower which would otherwise be made by such Bank as (or continued as or converted into) CD Loans or Euro-Dollar Loans, as the case may be, shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks), and

          (b) after each of its CD Loans or Euro-Dollar Loans, as the case may be, to such Borrower has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

If such Bank notifies the Company that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be subject to the provisions of Section 2.10 in the same manner as the CD Loans or Euro-Dollar Loans in the Group of Loans in which such Base Rate Loan is included, effective as of the first day of the next succeeding Interest Period applicable thereto.

          SECTION 8.05. Substitution of Bank. If (i) the obligation of any Bank
                        --------------------
to make Euro-Dollar Loans to either Borrower has been suspended pursuant to
Section 8.02 or (ii) any Bank has demanded compensation from either Borrower under Section 8.03 or 2.16, the Company shall have the right (a) with the assistance of and upon consultation with the Agent, to seek a substitute bank or banks (which may be one or more of the Banks) to purchase the Notes and assume the Commitment of such Bank or (b) to terminate the Commitment of such Bank; provided that after giving effect to such termination, the aggregate Commitments
--------
terminated pursuant to this subsection (b) do not exceed 20% of the initial aggregate amount of the Commitments (with appropriate adjustments to take account of optional reductions of Commitments pursuant to Section 2.09).

                                  ARTICLE IX

                                 MISCELLANEOUS

          SECTION 9.01. Notices. All notices, requests and other communications
                        -------
to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of either Borrower or the Agent, at its address or telex or facsimile transmission number set forth on the signature pages hereof, (y) in the case of any Bank, at its address or telex or facsimile transmission number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address or telex or facsimile transmission number as such party may hereafter specify for the purpose by notice to the Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in or pursuant to this Section and the appropriate answer back is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in or pursuant to this Section; provided that notices to the Agent under Article II or Article VIII,
         --------
certificates as to the Authorized Officers of any Borrower and notices designating a new Designated Deposit Account shall not be effective until received.

          SECTION 9.02. No Waivers. No failure or delay by the Agent or any Bank
                        ----------
in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise hereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 9.03. Expenses; Documentary Taxes; Indemnification. (a) The
                        --------------------------------------------
Company shall pay (i) all reasonable and documented out-of-pocket expenses of the Agent, including all reasonable and documented fees and disbursements of special counsel for the Agent, in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all reasonable and documented out-of-pocket expenses incurred by the Agent and each Bank, including reasonable fees and disbursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. The Company will indemnify each Bank against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the original issuance of any Note.

          (b) The Company agrees to indemnify each Bank and hold each Bank harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable and documented fees and disbursements of counsel, which may be incurred by any Bank (or by the Agent in connection with its actions as Agent hereunder) in connection with any investigative, administrative or judicial proceeding (whether or not such Bank shall be designated a party thereto) relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Bank shall have the right to be
                                --------
indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction

          SECTION 9.04. Sharing of Set-Offs. Each Bank agrees that if it shall,
                        -------------------
by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note of a Borrower held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note of such Borrower held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes of such Borrower held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes of such Borrower held by the Banks shall be shared by the Banks pro rata; provided that
                                                                  --------
nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of such Borrower other than its indebtedness under the Notes. Each Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note of such Borrower, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of such Borrower in the amount of such participation.

          SECTION 9.05. Amendments and Waivers. Any provision of this Agreement
                        ----------------------
or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that
                                                                   --------
no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder,
(iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment, or (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement.

          SECTION 9.06. Successors and Assigns. (a) The provisions of this
                        ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither Borrower may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

          (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Company and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrowers and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrowers hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided
                                                                      --------
that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i),
(ii) or (iii) of Section 9.05 without the consent of the Participant. Each Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article VIII and Section
2.16 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and the Notes of each Borrower, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit I hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrowers and the Agent (which consent shall not, in any such case, be unreasonably withheld); provided that (i) no such consent
                                             --------
shall be required if such Assignee
is, prior to such assignment, a Bank hereunder, (ii) any such assignment shall be in respect of a portion of such transferor Bank's Commitment in an amount equal to or greater than $10,000,000 and (iii) any such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Money Market Loans. Subject to the foregoing, upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment (together, if such Assignee is, prior to such assignment, a Bank hereunder, with such Assignee's previously existing Commitment hereunder) as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Agent and the Borrowers shall make appropriate arrangements so that, if required, new Notes are issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,000. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Company and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 2.15.

          (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

          (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 2.16 or 8.03 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Company's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          SECTION 9.07. Collateral. Each of the Banks represents to the Agent
                        ----------
and each of the other Banks that it
in good faith is not relying upon any "margin stock" (as defined in Regulation
U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

          SECTION 9.08. Waiver of Certain Claims. Each Borrower hereby expressly
                        ------------------------
waives any claim, cause of action or remedy of such Borrower against the Agent, any Bank or any Participant arising out of or relating to, directly or indirectly, (i) any failure by any Bank to make any Loan or (ii) any failure by the Agent or any Bank to comply with any interest rate election, in any such case on account of or attributable to the fact that the applicable Notice of Borrowing, Money Market Quote Request or Notice of Interest Rate Election, as the case may be, was not signed by the Authorized Officers of such Borrower.

          SECTION 9.09. Termination of JHCC as a Borrower. The Borrowers
                        ---------------------------------
may, at any time (i) at which there shall be no Loans outstanding to JHCC or
(ii) after the Company shall have executed and delivered a Company Assumption Agreement, upon written notice thereof to the Agent, executed on behalf of the Company and JHCC and substantially in the form of Exhibit J hereto, terminate JHCC as a Borrower hereunder. Immediately upon the receipt by the Agent of such notice, all commitments of the Banks to make Loans to JHCC, and all rights of JHCC hereunder, shall terminate and JHCC shall immediately cease to be a Borrower hereunder; provided that, unless the Company shall have executed and
                    --------
delivered a Company Assumption Agreement, all obligations of JHCC as a Borrower hereunder arising in respect of any period in which JHCC was, or on account of any action or inaction by JHCC as, a Borrower hereunder shall survive such termination and if the Company shall have executed and delivered a Company Assumption Agreement, the liability of JHCC (but not of the Company) with respect to such obligations shall terminate.

          SECTION 9.10. Governing Law; Submission to Jurisdiction. THIS
                        -----------------------------------------
AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          SECTION 9.11. Counterparts; Integration. This Agreement may be signed
                        -------------------------
in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

          SECTION 9.12. Waiver of Jury Trial. EACH OF THE BORROWERS, THE AGENT
                        --------------------
AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   JOHN HANCOCK MUTUAL LIFE
                                   INSURANCE COMPANY


                                   By  /s/ John T. Farady
                                       ------------------------------------
                                       Title:   Vice President & Treasurer



                                   By  /s/ Karen E. Liukkonen
                                       ------------------------------------
                                       Title: Assistant Treasurer

                                   200 Clarendon Street, T-56
                                   Boston, Massachusetts 02117
                                   Attention:  Treasurer
                                   Facsimile transmission numbers:
                                                     (617) 572-1799
                                                     (617) 572-1899
                                   Telex number:     62021772


                                   JOHN HANCOCK CAPITAL CORPORATION


                                   By  /s/ Karen E. Liukkonen
                                       --------------------------------------
                                       Title: President



                                   By  /s/ James E. Cruickshank
                                       ----------------------------------------
                                       Title: Treasurer

                                   200 Clarendon Street, T-56
                                   Boston, Massachusetts  02117
                                   Attention:  Treasurer
                                   Facsimile transmission numbers:
                                                     (617) 572-1799
                                                     (617) 572-1899
                                   Telex number: 62021772

Commitments
-----------

$25,000,000                         MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK


                                    By /s/ Ann E. Darby
                                       ------------------------------------
                                       Title: Vice President


$25,000,000                         J.P. MORGAN DELAWARE


                                    By /s/ Philip S. Detjens
                                       ------------------------------------
                                       Title: Vice President


$50,000,000                         CREDIT LYONNAIS NEW YORK BRANCH


                                    By /s/ Robert Ivosevich
                                       ------------------------------------
                                       Title: Senior Vice President


                                    CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                    By /s/ Robert Ivosevich
                                       ------------------------------------
                                       Authorized Signature


50,000,000                          FIRST INTERSTATE BANK OF CALIFORNIA


                                    By /s/ Stephen F. Marshall
                                       ------------------------------------
                                       Title: Vice President


                                    By /s/ Margot E. Edel
                                       ------------------------------------
                                       Title: Vice President

Commitments
-----------

$50,000,000                         MANUFACTURERS HANOVER TRUST COMPANY


                                    By /s/ Charles F. Titterton
                                       ------------------------------------
                                       Title: Vice President

$50,000,000                         NCNB NATIONAL BANK OF NORTH CAROLINA


                                    By /s/ Michael J. Cerminaro
                                       ------------------------------------
                                       Title: Vice President


$50,000,000                         THE FIRST NATIONAL BANK OF BOSTON


                                    By /s/ Elizabeth A. Walker
                                       ------------------------------------
                                       Title: Vice President


$50,000,000                         THE BANK OF TOKYO TRUST COMPANY


                                    By /s/ Alta M. Fleming
                                       ------------------------------------
                                       Title: Assistant Vice President


$40,000,000                         CREDIT SUISSE


                                    By /s/ Kathleen D. O'Brien
                                       ------------------------------------
                                       Title: Associate

                                    By /s/ Lynn Allegaert
                                       ------------------------------------
                                       Title: Member of Senior Management

Commitments
-----------

$40,000,000                         THE SANWA BANK, LIMITED


                                    By /s/ Dale C. Edmunds
                                       ------------------------------------
                                       Title: Vice President

$30,000,000                         CIBC, Inc.


                                    By /s/ Susan S. Stang
                                    ---------------------------------------
                                      Title:  Vice President

$30,000,000                         CITIBANK, N.A.


                                    By /s/ Gretchen M. Hansen
                                       ------------------------------------
                                       Title: Vice President


$30,000,000                         CAISSE NATIONALE DE CREDIT AGRICOLE


                                    By /s/ Alain Le Louarn
                                       ------------------------------------
                                       Title: Senior Vice President


                                    By /s/ Eric L. Sutton-Beattie
                                       ------------------------------------
                                       Title: Vice President

Commitments
-----------

$30,000,000                         DEN DANSKE BANK AKTIESELSKAB
                                      Cayman Islands Branch


                                    By /s/ Peter Rasmussen
                                       ------------------------------------
                                       Title: Vice President


                                    By /s/ George B. Wendell
                                       ------------------------------------
                                       Title: Vice President


$30,000,000                         DG BANK DEUTSCHE GENOSSENSCHAFTSBANK


                                    By /s/ Linda J. Napolitano
                                       ------------------------------------
                                       Title: Assistant Vice President


                                    By /s/ Karen A. Brinkman
                                       ------------------------------------
                                       Title: Vice President


$30,000,000                         MANUFACTURERS BANK, N.A.


                                    By /s/ Julie M. Burke
                                       ------------------------------------
                                       Title: Vice President


$30,000,000                         SHAWMUT BANK, N.A.


                                    By /s/ Robert P. Engvall, Jr.
                                       ------------------------------------
                                        Title: Vice President

Commitments
-----------

$30,000,000                         THE BANK OF NOVA SCOTIA


                                    By /s/ Terry M. Pitcher
                                    --------------------------------------
                                       Title: Vice President

$30,000,000                         THE CHASE MANHATTAN BANK, N.A.


                                    By /s/ J. Ryan O'Connell
                                       ------------------------------------
                                       Title: Vice President

$20,000,000                         BANK OF HAWAII


                                    By /s/ Karl K.Y. Pan
                                       ------------------------------------
                                       Title: Vice President

$20,000,000                         BANK OF MONTREAL


                                    By /s/ Ernest C. Cechetto
                                       ------------------------------------
                                       Title: Vice President

$20,000,000                         BANKERS TRUST COMPANY


                                    By /s/ Thomas G. Weyburn
                                       ------------------------------------
                                       Title: Vice President

$20,000,000                         BARNETT BANK OF CENTRAL FLORIDA, N.A.


                                    By /s/ Donald A. Bressoud
                                       ------------------------------------
                                       Title: Vice President

Commitments
-----------

$20,000,000                         FLEET BANK OF MASSACHUSETTS, N.A.


                                    By /s/ David V. Cox
                                       ------------------------------------
                                       Title: Assistant Vice President

$20,000,000                         ROYAL BANK OF CANADA


                                    By /s/ Harriet P. Higgins
                                       ------------------------------------
                                       Title: Senior Manager

$20,000,000                         STATE STREET BANK AND TRUST COMPANY


                                    By /s/ Edward M. Anderson
                                       ------------------------------------
                                       Title: Vice President

$20,000,000                         THE BANK OF NEW YORK


                                    By /s/ John F. Philbert
                                       ------------------------------------
                                       Title: Vice President

$20,000,000                         THE FIRST NATIONAL BANK OF CHICAGO


                                    By /s/ Stuart Schonberger
                                       ------------------------------------
                                       Title: Assistant Vice President

$20,000,000                         THE FUJI BANK, LIMITED


                                    By /s/ Atsushi Narikawa
                                       ------------------------------------
                                       Title: Vice President & Manager

Commitments
-----------

$20,000,000                         THE NORTHERN TRUST COMPANY


                                    By /s/ Dean V. Banick
                                       ------------------------------------
                                       Title: Vice President

$20,000,000                         THE SUMITOMO BANK, LIMITED


                                    By /s/ Tsuyoshi Okachi
                                       ------------------------------------
                                       Title: Joint General Manager

$20,000,000                         UNITED STATES NATIONAL BANK OF OREGON


                                    By /s/ Jeffrey W. Jones
                                       ------------------------------------
                                       Title: Vice President

$20,000,000                         WACHOVIA BANK OF GEORGIA, N.A.


                                    By /s/ Linda M. Harris
                                       ------------------------------------
                                       Title: Vice President

$20,000,000                         WESTDEUTSCHE LANDESBANK GIROZENTRALE


                                    By /s/ Boris A. Borozan
                                       ------------------------------------
                                       Title: Vice President and Manager


                                    By /s/ Charles E. Read
                                       ------------------------------------
                                       Title: Managing Director

_________________

Total Commitments

$1,000,000,000
=================

                                    MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK, as Agent

                                    By /s/ Ann E. Darby
                                       ------------------------------------
                                       Title: Vice President
                                    60 Wall Street
                                    New York, New York  10260-0060
                                    Attention: Ann E. Darby
                                    Telex number: 177615

                                                                       EXHIBIT A

                                     NOTE
                                                              New York, New York
                                                               December 13, 1991

          For value received, [John Hancock Mutual Life Insurance Company, a legal reserve mutual life insurance company organized under the laws of the Commonwealth of Massachusetts] [John Hancock Capital Corporation, a Delaware corporation] (the "Borrower"), promises to pay to the order of (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the Termination Date provided, or as otherwise provided, in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street New York, New York.

          All Loans made by the Bank and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or
--------
endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

          This note is one of the Notes referred to in the Credit Agreement dated as of December 13, 1991 among the Borrower, [John Hancock Mutual Life Insurance Company] [John Hancock Capital Corporation], the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                       [JOHN HANCOCK MUTUAL LIFE
                                          INSURANCE COMPANY]
                                       [JOHN HANCOCK CAPITAL
                                          CORPORATION]


                                       By:______________________
                                          Title:

                                       By:______________________
                                          Title:

                        LOANS AND PAYMENTS OF PRINCIPAL


________________________________________________________________________________
                                           Amount of
     Date                Amount of         Principal        Notation
                           Loan            Repaid           Made By

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                                                       EXHIBIT B

                      Form of Money Market Quote Request
                      ----------------------------------

                                             [Date]

To:      Morgan Guaranty Trust Company of New York (the "Agent")

From:    [John Hancock Mutual Life Insurance Company]
         [John Hancock Capital Corporation]
         (the "Borrower")

Re: Credit Agreement (the "Credit Agreement") dated as of December 13, 1991 among the Borrower, [John Hancock Mutual Life Insurance Company] [John Hancock Capital Corporation], the Banks listed on the signature pages thereof and the Agent

We hereby give notice pursuant to Section 2.03 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing: _________________

Principal Amount*                       Interest Period**
----------------                        ---------------

$

         Such Money Market Quotes should offer a Money Market [Margin over or under the London Interbank Offered Rate] [Absolute Rate].

         Terms used herein have the meanings assigned to them in the Credit Agreement.

                             [JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY]
                             [JOHN HANCOCK CAPITAL CORPORATION]


                             By_________________________
                                Authorized Officer


                             By_________________________
                                Authorized Officer

____________

* Amount must be $25,000,000 or a larger multiple of $1,000,000 (or the amount available in accordance with Section 3.02(b) of the Credit Agreement).

** Not less than one month (LIBOR Auction) or not less than 14 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

                                                                       EXHIBIT C

                  Form of Invitation for Money Market Quotes
                  ------------------------------------------


To:     [Name of Bank]

Re:     Invitation for Money Market Quotes to
        [John Hancock Mutual Life Insurance Company]
        [John Hancock Capital Corporation]
        (the "Borrower")

        Pursuant to Section 2.03 of the Credit Agreement dated as of December 13, 1991 among the Borrower, [John Hancock Mutual Life Insurance Company] [John Hancock Capital Corporation], the Banks parties thereto and the undersigned, as Agent, we are pleased, on behalf of the Borrower, to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

Date of Borrowing: __________________

Principal Amount                                       Interest Period
----------------                                       ---------------

$

        Such Money Market Quotes should offer a Money Market [Margin over or under the London Interbank Offered Rate] [Absolute Rate].

        Please respond to this invitation by no later than [2:00 P.M.] [9:00 A.M.] (New York City time) on [date].

                                MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK


                                By_______________________
                                  Authorized Officer

                                                                      EXHIBIT D

                          Form of Money Market Quote
                          --------------------------


To:   Morgan Guaranty Trust Company of New York, as Agent

Re:   Money Market Quote to
      [John Hancock Mutual Life Insurance Company]
      [John Hancock Capital Corporation]
      (the "Borrower")

          In response to your invitation on behalf of the Borrower dated _______ __ , 199_ ,we hereby make the following Money Market Quote on the following terms:

1.    Quoting Bank: ______________________________

2.    Person to contact at Quoting Bank:
      _____________________________

3.    Date of Borrowing: _________________*

4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

Principal            Interest           Money Market
 Amount**            Period***          [Margin****] [Absolute Rate*****]
---------            ---------          ---------------------------------

$

$

[Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $____________.]**

__________

*  As specified in the related Invitation.

** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.

                      (notes continued on following page)

                 We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement dated as of December 13, 1991 among the Borrower, [John Hancock Mutual Life Insurance Company] [John Hancock Capital Corporation], the Banks listed on the signature pages thereof and yourselves, as Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.


                                           Very truly yours,

                                           [NAME OF BANK]


Dated:__________                           By:_________________________
                                              Authorized Officer

_________

*** Not less than one month or not less than 14 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.

**** Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".

***** Specify rate of interest per annum (to the nearest 1/10,000th of 1%).

                                                                       EXHIBIT E

                         COMPANY ASSUMPTION AGREEMENT
                         ----------------------------


          AGREEMENT, dated as of _____________, 199_____, made by JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a legal reserve mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (the "Company"), in favor of the Banks and the Agent party to the Credit Agreement referred to herein and the holders from time to time of the Notes issued by JHCC (as defined below) thereunder.


                             W I T N E S S E T H:
                             -------------------

          WHEREAS, John Hancock Capital Corporation ("JHCC") is a party to a Credit Agreement (as amended from time to time, the "Credit Agreement") dated as of December 13, 1991 among the Company, JHCC, the Banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as agent (the "Agent");

          WHEREAS, the Company owns, directly or indirectly, all of the common stock of JHCC; and

          [WHEREAS, as of the date hereof [describe transaction by which JHCC's corporate existence is being terminated] [describe merger or consolidation of JHCC into another Subsidiary], and under Section [5.03] [5.12] of the Credit Agreement it is a condition to such [termination] [merger] [consolidation] that the Company execute and deliver this Agreement;]

          [WHEREAS, the Support Agreement, dated as of October 15, 1984 between JHCC and the Company (the "Support Agreement") is being terminated as of the date hereof, and under Section 5.13 of the Credit Agreement it is a condition to such termination that the Company execute and deliver this Agreement;]

          [WHEREAS, the Borrowers desire to terminate JHCC as a Borrower under the Credit Agreement as of the date hereof, and under Section 9.09 of the Credit Agreement it is a condition to such termination that the Company execute and deliver this Agreement;]

          NOW THEREFORE, in consideration of the premises the Company hereby agrees as follows:

          SECTION 1. Definitions. Capitalized terms used and not otherwise
                     -----------
defined herein shall have the respective meanings given them in the Credit Agreement.

          SECTION 2.  Assumption. The Company hereby unconditionally and
                      ----------
irrevocably assumes, as principal obligor, all of the obligations of JHCC under the Credit Agreement and the Notes issued by JHCC thereunder, including, without limitation, the obligations of JHCC to pay in full when due (whether at stated maturity, upon acceleration or otherwise) the principal of and interest on such Notes and all other amounts payable by JHCC under the Credit Agreement.

          SECTION 3.  Representations and Warranties. The Company hereby
                      ------------------------------
represents and warrants that:

          (a)  Authorization; No Contravention. The execution, delivery and
               -------------------------------
performance by the Company of this Agreement are within the Company's powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or the Special Act, as amended from time to time, or the by-laws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or result in or require the creation or imposition of any Lien on any asset of the Company or any Material Subsidiary.

         (b)  Binding Effect. This Agreement constitutes a valid and binding
              --------------
agreement of the Company.

          SECTION 4.  Notices. All notices and other communications provided for
                      -------
or permitted hereunder shall be made as specified in Section 9.01 of the Credit Agreement.

          SECTION 5.  Priority. The obligations of the Company under this
                      --------
Agreement, and the obligations assumed by the Company hereunder, are unsecured and rank equally with other unsecured and unsubordinated obligations of the Company, subject to the requirements of Section 180F, Chapter 175, of the Massachusetts General Laws as to priorities of distribution in any liquidation proceedings begun in Massachusetts against an insolvent Massachusetts insurer.

          SECTION 6.  Governing Law. This Agreement shall be governed by, and
                      -------------
construed in accordance with, the laws of the Commonwealth of Massachusetts.

          SECTION 7.  Severability. Any provision of this Agreement which is
                      ------------
illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenfor-ceability without invalidating the remaining provisions hereof and any such illegality, invalidity, prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 8.  Entire Agreement. This Agreement and the Credit Agreement
                      ----------------
embody the entire agreement of the Company with respect to the subject matter hereof and supersede any prior written or oral agreements and understandings relating to the subject matter hereof.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

                                        JOHN HANCOCK MUTUAL
                                          LIFE INSURANCE COMPANY


                                        By:__________________________
                                           Authorized Officer


                                        By:__________________________
                                           Authorized Officer

                                                                       EXHIBIT F

                              GUARANTEE AGREEMENT
                              -------------------


          GUARANTEE AGREEMENT, dated as of _____________, 199___, made by JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a legal reserve mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (the "Company"), in favor of the Banks and the Agent party to the Credit Agreement referred to herein and the holders from time to time of the Notes issued by JHCC (as defined below) thereunder.


                             W I T N E S S E T H:
                             -------------------

          WHEREAS, John Hancock Capital Corporation ("JHCC") is a party to a Credit Agreement (as amended from time to time, the "Credit Agreement") dated as of December 13, 1991 among the Company, JHCC, the Banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as agent (the "Agent");

          WHEREAS, the Company owns directly or indirectly, all of the common stock of JHCC; and

          WHEREAS, the Support Agreement, dated as of October 15, 1984 between the Company and JHCC (the "Support Agreement") is being terminated as of the date hereof, and under Section 5.13 of the Credit Agreement it is a condition to such termination that the Company execute and deliver this Guaranty Agreement;

          NOW THEREFORE, in consideration of the premises, the Company hereby agrees as follows:

          SECTION 1.  Definitions. Capitalized terms used and not otherwise
                      -----------
defined herein shall have the respective meanings given them in the Credit Agreement.

          SECTION 2.  Guarantee. The Company hereby unconditionally and
                      ---------
irrevocably guarantees as principal and not merely as surety the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by JHCC under the Credit Agreement and the full and punctual payment of all other amounts payable by JHCC under the Credit Agreement.

          SECTION 3.  Guarantee Absolute. The Company agrees that the guarantee
                      ------------------
contained in this Guarantee Agreement is a guarantee
of payment and not of collection or collectibility, and that the obligations of the Company hereunder shall be primary, absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of JHCC under the Credit Agreement or any Note, by operation of law or otherwise;

          (ii) any modification or amendment of or supplement to the Credit Agreement or any Note;

          (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of JHCC under the Credit Agreement or any Note;

          (iv) any change in the corporate existence, structure or ownership of JHCC, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting JHCC or its assets or any resulting release or discharge of any obligation of JHCC contained in the Credit Agreement or any Note;

          (v) the existence of any claim, set-off or other rights which the company may have at any time against JHCC, the Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim
     --------
     by separate suit or compulsory counterclaim or with respect to obligations of the Company other than obligations hereunder;

          (vi) any invalidity or unenforceability relating to or against JHCC for any reason of the Credit Agreement or any Note, or any provision of applicable law or regulation purporting to prohibit the payment by JHCC of the principal of or interest on any Note or any other amount payable by JHCC under the Credit Agreement; or

          (vii) any other act or omission to act or delay of any kind by JHCC, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Company's obligations hereunder.

          SECTION 4.  Representations and Warranties. The Company hereby
                      ------------------------------
represents and warrants that:

          (a)  Authorization; No Contravention. The execution, delivery and
               -------------------------------
performance by the Company of this Guarantee Agreement are within the Company's powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or the Special Act, as amended from time to time, or the by-laws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or result in or require the creation or imposition of any Lien on any asset of the Company or any Material Subsidiary.

          (b)  Binding Effect. This Guarantee Agreement constitutes a valid and
               --------------
binding agreement of the Company.

          SECTION 5.  Manner of Payment. Payment by the Company hereunder shall
                      -----------------
be made in such funds, to such Persons and at such times and places as are specified for corresponding payments under the Credit Agreement.

          SECTION 6.  Enforcement of Guarantee. In no event shall any Bank, the
                      ------------------------
Agent or any other Person have any obligation to proceed against JHCC or any other Person or any property that may be pledged to secure the obligations of JHCC under the Credit Agreement or the Notes before seeking satisfaction from the Company.

          SECTION 7.  Waiver. The Company hereby irrevocably waives promptness,
                      ------
diligence, acceptance hereof, presentment, demand, protest and any and all other notice not provided for herein and any requirement that at any time any Bank, the Agent or any other Person exhaust any right or take any action against JHCC or any other Person and any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of the Company or that might otherwise limit recourse against the Company.

          SECTION 8.  Waiver of Subrogation. The Company irrevocably waives any
                      ---------------------
and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against JHCC with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by JHCC in respect thereof.

          SECTION 9.  Notices. All notices and other communications provided for
                      -------
or permitted hereunder shall be made as specified in Section 9.01 of the Credit Agreement.

          SECTION 10. No Waiver; Remedies. No failure on the part of any Bank or
                      -------------------
the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 11. Continuing Guarantee; Reinstatement in Certain
                      ----------------------------------------------
Circumstances. The guarantee contained in this Guarantee Agreement is a
-------------
continuing guarantee and the Company's obligations hereunder shall (i) unless the Company shall have executed and delivered a Company Assumption Agreement or JHCC shall have consolidated with or merged into the Company in accordance with
Section 5.12(i)(a)(A) of the Credit Agreement, remain in full force and effect until the indefeasible payment in full of the principal of and interest on the notes issued by JHCC and all other amounts payable by JHCC under the Credit Agreement and the expiration or earlier termination of the Commitments with respect to JHCC under the Credit Agreement, (ii) be binding upon the Company and its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Banks, the Agent and the holders from time to time of the Notes issued by JHCC and their respective successors, transferees and assigns. If at any time any payment of any of the principal of or interest on any Note or any other amount payable by JHCC under the Credit Agreement is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of JHCC or otherwise, the Company's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

          SECTION 12. Stay of Acceleration. If acceleration of the time for
                      --------------------
payment of any amount payable by JHCC under the Credit Agreement or the Notes is stayed upon the insolvency, bankruptcy or reorganization of JHCC, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement shall nonetheless be payable by the Company hereunder forthwith on demand by the Agent made at the request of the requisite proportion of the Banks specified in Article VI of the Credit Agreement.

          SECTION 13. Priority. The obligations of the Company under this
                      --------
Guarantee Agreement are unsecured and rank equally with other unsecured and unsubordinated obligations of the Company, subject to the requirements of
Section 180F, Chapter 175, of the

Massachusetts General Laws as to priorities of distribution in any liquidation proceedings begun in Massachusetts against an insolvent Massachusetts insurer.

         SECTION 14.  Governing Law. This Guarantee Agreement shall be governed
                      -------------
by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

          SECTION 15. Severability. Any provision of this Guarantee Agreement
                      ------------
which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating the remaining provisions hereof and any such illegality, invalidity, prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 16. Entire Agreement. This Guarantee Agreement and the Credit
                      ----------------
Agreement embody the entire agreement of the Company with respect to the subject matter hereof and supersede any prior written or oral agreements and understandings relating to the subject matter hereof and thereof.

          IN WITNESS WHEREOF, the Company has caused this Guarantee Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

                                          JOHN HANCOCK MUTUAL
                                            LIFE INSURANCE COMPANY


                                          By:__________________________
                                             Authorized Officer


                                          By:__________________________
                                             Authorized Officer

                                                                     EXHIBIT G-1



                                  OPINION OF
                             EDWARD J. CRANE, JR.,
                           SECOND VICE PRESIDENT AND
                             COUNSEL OF THE COMPANY
                           -------------------------



                                         December 13, 1991



The Banks and the Agent listed
on the signature pages of the
below-referenced Credit Agreement
c/o Morgan Guaranty Trust Company
  of New York
60 Wall Street
New York, NY 10260

Re:  John Hancock Mutual Life Insurance Company and
     John Hancock Capital Corporation Credit Agreement
     -------------------------------------------------

          I have acted as counsel for John Hancock Mutual Life Insurance Company, a legal reserve mutual life insurance company organized under the laws of the Commonwealth of Massachusetts ("John Hancock"), and John Hancock Capital Corporation, a Delaware corporation and an indirect, wholly-owned subsidiary of John Hancock ("JHCC"), in connection with the negotiation, execution and delivery by John Hancock and JHCC of the Credit Agreement, dated as of December 13, 1991, among John Hancock, JHCC, the Banks listed on signature pages of such Credit Agreement (the "Banks") and Morgan Guaranty Trust Company of New York, as Agent (the "Agent") (the "Credit Agreement"), and the execution and issuance thereunder of the Notes of John Hancock (the "John Hancock Notes") and JHCC (the "JHCC Notes").

          All terms capitalized herein which are not otherwise defined have the meanings attributed thereto in the Credit Agreement.

Morgan Guaranty Trust Company             -2-           December 13, 1991
  of New York


          In so acting, I have reviewed, among other things, the Credit Agreement, the Notes and the Support Agreement and such other documents as I have deemed necessary or appropriate as a basis for the opinions expressed below. In my examination I have assumed the genuineness of all signatures (other than signatures of officers of John Hancock and JHCC), the authenticity of all documents submitted to me as originals (other than the Credit Agreement, the Support Agreement and the Notes), the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of the originals of such copies. I have also examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Credit Agreement and the Support Agreement and I have examined and relied upon the originals or copies certified, or otherwise identified to my satisfaction, of such records, documents, certificates and other instruments, and I have made such other investigations, as in my judgment are necessary or appropriate to enable me to render the opinion below.

          Subject to the qualifications discussed below, I am of the following opinion:

     1.   John Hancock. John Hancock is a legal reserve mutual life insurance
          ------------
          company duly organized in 1862 pursuant to the Special Act and is validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has all powers, and to my knowledge, all material governmental licenses, consents and approvals required to carry on its business as now conducted and to execute and deliver the Credit Agreement, the John Hancock Notes and the Support Agreement.

     2.   JHCC. JHCC is a corporation duly incorporated, validly existing and in
          ----
          good standing under the laws of the State of Delaware, and has all corporate powers and, to my knowledge, all material governmental licenses, consents and approvals required to carry on its business as now conducted and to execute and deliver the Credit Agreement, the JHCC Notes and the Support Agreement.

Morgan Guaranty Trust Company             -3-          December 13, 1991
  of New York



     3.   The Credit Agreement. The Credit Agreement has been duly authorized,
          --------------------
          executed and delivered by both John Hancock and JHCC.

     4.   The John Hancock Notes. The John Hancock Notes have been duly
          ----------------------
          authorized, executed and delivered by John Hancock.

     5.   The JHCC Notes. The JHCC Notes have been duly authorized, executed and
          --------------
          delivered by JHCC.

     6.   Ranking. (a) The obligations of John Hancock under the Credit
          -------
          Agreement, the John Hancock Notes and the Support Agreement will rank equally with other unsecured and unsubordinated obligations of John Hancock, subject to the requirements of section one hundred and eighty F of Chapter 175 of the Massachusetts General Laws, which section establishes priorities of distribution in any liquidation proceeding begun in the Commonwealth of Massachusetts against an insolvent Massachusetts insurer, and (b) the obligations of JHCC under the Credit Agreement and the JHCC Notes will rank equally with other unsecured and unsubordinated obligations of JHCC.

     7.   Support Agreement. The Support Agreement has been duly authorized,
          -----------------
          executed and delivered by John Hancock and JHCC and constitutes the legal, valid and binding obligation of John Hancock and JHCC enforceable against John Hancock or JHCC, as the case may be, in accordance with its terms, and the provisions thereof which purport to create a direct right of the holders of any JHCC Notes to enforce John Hancock's obligations under the Support Agreement in the event of JHCC's failure to meet its obligations under the JHCC Notes are legally effective for such purpose.

     8.   Governmental Consents. No consent or action of, or filing with, any
          ---------------------
          governmental or public regulatory body or authority, including, without limitation, the Executive Office of Consumer Affairs and Business Regulation, Division of Insurance, of the Commonwealth of Massachusetts, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by John Hancock or JHCC of the Credit Agreement or the Support Agreement or their respective obligations thereunder or by John Hancock of the John Hancock Notes or JHCC of the JHCC Notes or their respective obligations thereunder.

           9.  Conflict with Instruments, Etc. Neither the execution and
               -------------------------------
               delivery by John Hancock and JHCC of the Credit Agreement, the Notes or the Support Agreement, nor the fulfillment of, nor compliance with, the terms and provisions thereof, will violate any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of, any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of John Hancock or JHCC pursuant to the terms of, the Special Act, the Certificate of Incorporation of JHCC, or the By-Laws of John Hancock or JHCC, or any mortgage, indenture, agreement or instrument of which I am aware and to which John Hancock or JHCC is a party or by which it is bound.

          10.  Litigation. To my knowledge, there is no action, suit or
               ----------
               proceeding pending or threatened against or affecting either Borrower before any court or arbitrator or any governmental body, agency or official (i) which, if adversely determined, would have a Material Adverse Effect or a material adverse effect on the ability of either Borrower to perform its respective obligations under the Support Agreement or (ii) which in any manner draws into question the validity or enforceability of the Credit Agreement, the Support Agreement or any of the Notes.

          11.  Not an Investment Company. John Hancock is not an investment
               -------------------------
               company within the meaning of the Investment Company Act of 1940, as amended. JHCC has been exempted from all provisions of the Investment Company Act of 1940, as amended, including, without limitation, those relating to the offering and sale of securities by JHCC, by order of the Securities and Exchange Commission dated June 26, 1984 issued pursuant to Section 6(c) of such Act, and to my knowledge such order remains in full force and effect and has not in any way been modified or amended.

               The opinions expressed above are subject to the following qualifications:

          (a) I express no opinion as to any laws other than the laws of the Commonwealth of Massachusetts, the Federal laws of the United States of America and, to the extent set forth in the foregoing opinions with respect to JHCC, the corporate laws of the State of Delaware;

          (b) I have assumed the requisite corporate power and authority on the part of the Agent and the Banks to enter into the Credit Agreement and to make Loans thereunder and the due authorization, execution and delivery of the Credit Agreement by the Agent and the Banks;

          (c) I express no opinion as to the enforceability of Section 9.12 of the Credit Agreement;

          (d) I express no opinion as to the effect on the opinions herein stated of (i) the compliance or noncompliance by the Agent or any Bank with any state, Federal or other laws or regulations applicable to it or (ii) the legal or regulatory status or the nature of the business of the Agent or any Bank; and

          (e) The enforceability of the Credit Agreement, the Notes and the Support Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and with respect to the enforceability of the Credit Agreement, the John Hancock Notes and the Support Agreement against John Hancock, such enforceability may be further limited by the requirements of section one hundred and eighty F of Chapter 175 of the Massachusetts General Laws, which section establishes priorities of distribution in any liquidation proceeding begun in the Commonwealth of Massachusetts against an insolvent Massachusetts insurer.

               I am delivering this opinion to you for your benefit pursuant to
Section 3.01(e) of the Credit Agreement. Cleary, Gottlieb, Steen & Hamilton and Davis Polk & Wardwell may rely on this opinion as if it were addressed to them. No Person other than you and Cleary, Gottlieb, Steen & Hamilton and Davis Polk & Wardwell is entitled to rely on this opinion without my prior written consent. This opinion does not address facts and circumstances or changes in law arising after the date hereof and I assume no responsibility to inform you of any such changes which may come to my attention.

                                             Very truly yours,


                                             Edward J. Crane, Jr.
                                             Second Vice President
                                               and Counsel

                                                                     EXHIBIT G-2

                                  OPINION OF
                      CLEARY, GOTTLIEB, STEEN & HAMILTON,
                       SPECIAL COUNSEL FOR THE BORROWERS
                       ---------------------------------


                                                               December 13, 1991

The Banks and the Agent listed
  on the signature pages of the
  below-referred Credit Agreement
c/o Morgan Guaranty Trust
  Company of New York, as Agent
60 Wall Street
New York, New York 10260-0060

Ladies and Gentlemen:

          We have acted as special New York counsel to John Hancock Mutual Life Insurance Company (the "Company") and John Hancock Capital Corporation ("JHCC") in connection with the Credit Agreement, dated as of December 13, 1991 (the "Agreement"), among the Company, JHCC and you, and are furnishing this opinion pursuant to Section 3.01(e) of the Agreement. Capitalized terms used and not defined herein have the meanings given them in the Agreement.

          In arriving at the opinions expressed below, we have examined and relied on (i) a counterpart original of the Agreement, executed by the Borrowers, (ii) originals of each of the Notes issued today, executed by the Company or JHCC, as the case may be, and (iii) the documents delivered to you by the Borrowers at the closing today pursuant to Section 3.01 of the Agreement, and we have made such investigations of law as we have deemed appropriate as a basis for the opinions expressed below. In rendering the opinions expressed below, we have assumed and have not verified that the signatures on all documents that we have examined are genuine. We express no opinion other than as to the law of the State of New York. Insofar as this opinion involves matters arising under the law of the State of Delaware or the Commonwealth of Massachusetts, we have relied on the opinion of Edward J. Crane, Jr., Esq., Second Vice President and Counsel of the Company, delivered to you on the date hereof.

          Based on the foregoing, it is our opinion that:

          1. Assuming due authorization, execution and delivery of the Agreement by you, the Agreement is a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          2. Each Note issued on the date hereof is a legal, valid and binding obligation of the Borrower executing and delivering the same, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          3. The execution, delivery and performance by the Borrowers of the Agreement, the Support Agreement and the Notes do not require the consent, approval, authorization, registration or qualification of or with any governmental authority of the State of New York.

          We are furnishing this opinion letter to the Banks and the Agent solely for their benefit. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                       Very truly yours,

                                       CLEARY, GOTTLIEB, STEEN & HAMILTON


                                        By: ____________________________________
                                                Alan S. Dunning, a Partner

                                                                       EXHIBIT H

                                  OPINION OF
                    DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                                 FOR THE AGENT
                    --------------------------------------


                                         December 13, 1991


To the Banks and the Agent
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Agent
60 Wall Street
New York, New York 10260

Dear Sirs:

          We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of December 13, 1991 among John Hancock Mutual Life Insurance Company, a legal reserve mutual life insurance company organized under the laws of the Commonwealth of Massachusetts and John Hancock Capital Corporation, a Delaware corporation (each, a "Borrower"), the banks listed on the signature pages thereof (the "Banks") and Morgan Guaranty Trust Company of New York, as Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(f) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

          We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

          Upon the basis of the foregoing, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of each Borrower and that the Notes of each Borrower constitute valid and binding obligations of such Borrower.

          We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the federal laws of the United States of America. Insofar as this opinion involves matters arising under the law of the Commonwealth of Massachusetts or the State of Delaware, we have relied without any independent investigation on the opinion of Edward J. Crane, Jr., Second Vice President and Counsel of the Company, delivered to you on the date hereof. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New
York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

          This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

                                             Very truly yours,

                                                                       EXHIBIT I

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


          AGREEMENT dated as of _______________, 199___ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee"), JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY (the "Company"), JOHN HANCOCK CAPITAL CORPORATION ("JHCC") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Credit Agreement dated as of December 13, 1991 among the Company, JHCC (the Company and JHCC, collectively, the "Borrowers" and each, a "Borrower"), the Assignor and the other Banks party thereto, as Banks, and the Agent (the "Credit Agreement");

          WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrowers in an aggregate principal amount at any time outstanding not to exceed $_____________;

          WHEREAS, Committed Loans made to the Borrowers by the Assignor under the Credit Agreement in the aggregate principal amount of $___________ are outstanding at the date hereof; and

          WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its commitment thereunder in an amount equal to $____________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

          NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

          SECTION 1.  Definitions. All capitalized terms not otherwise defined
                      -----------
herein shall have the respective meanings set forth in the Credit Agreement.

          SECTION 2. Assignment. The Assignor hereby assigns and sells to the
                     ----------
Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, each Borrower and the Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

          SECTION 3. Payments. As consideration for the assignment and sale
                     --------
contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds an amount equal to $_________.* It is understood that participation and facility fees accrued to the date hereof are for the account of the Assignor and facility fees accruing from and including the date hereof in respect of the Assigned Amount are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

          SECTION 4. Consent of the Borrowers and the Agent. Except as provided
                     --------------------------------------
in Section 9.06(c) of the Credit Agreement, this Agreement is conditioned upon the consent of the Borrowers and the Agent pursuant to such Section 9.06(c). The execution

____________

* Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

of this Agreement by each Borrower and the Agent is evidence of this consent. Pursuant to Section 9.06(c) each Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.

          SECTION 5. Non-Reliance on Assignor. The Assignor makes no
                     ------------------------
representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of either Borrower, or the validity and enforceability of the obligations of either Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrowers.

          SECTION 6. Governing Law. This Agreement shall be governed by and
                     -------------
construed in accordance with the laws of the Commonwealth of Massachusetts.

          SECTION 7. Counterparts. This Agreement may be signed in any number of
                     ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                            [ASSIGNOR]


                                            By:_________________________________
                                               Title:


                                            [ASSIGNEE]


                                            By:_________________________________
                                               Title:

                                            JOHN HANCOCK MUTUAL LIFE
                                                INSURANCE COMPANY


                                            By__________________________________
                                              Authorized Officer


                                            By__________________________________
                                              Authorized Officer


                                            JOHN HANCOCK CAPITAL CORPORATION


                                            By__________________________________
                                              Authorized Officer


                                            By__________________________________
                                              Authorized Officer


                                            MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK


                                            By__________________________________
                                              Title:

                                                                       EXHIBIT J

                            JHCC TERMINATION NOTICE
                            -----------------------

                                              [Date]


To:       Morgan Guaranty Trust Company of New York
             (the "Agent")

From:     John Hancock Mutual Life Insurance Company
             (the "Company") and John Hancock Capital
             Corporation
             ("JHCC")

Re:       Credit Agreement (the "Credit Agreement")
          dated as of December 13, 1991 among the Company,
          JHCC, the Banks listed on the signature pages
          thereof and the Agent
          ------------------------------------------------

          We hereby give notice pursuant to Section 9.09 of the Credit Agreement that, effective as of the date hereof, JHCC is terminated as a Borrower under the Credit Agreement and all commitments by the Banks to make Loans to JHCC under the Credit Agreement are hereby terminated.

          We hereby certify that the termination of JHCC as a Borrower under the Credit Agreement complies with Section 9.09 of the Credit Agreement for the reasons set forth below:

          [1.  There are no Loans outstanding to JHCC.

          2. All obligations of JHCC as a Borrower under the Credit Agreement arising in respect of any period in which JHCC was, or on account of any action of inaction of JHCC as, a Borrower under the Credit Agreement shall survive the termination effected by this notice.] *

          [1. The Company has executed and delivered a Company Assumption Agreement].



________________

* Include this language if no Company Assumption Agreement has been executed and delivered.

          Terms used herein have the meanings assigned to them in the Credit Agreement.



                                        JOHN HANCOCK MUTUAL
                                          LIFE INSURANCE COMPANY


                                        By_____________________________________
                                          Authorized Officer


                                        By_____________________________________
                                          Authorized Officer


                                        JOHN HANCOCK CAPITAL
                                          CORPORATION


                                        By_____________________________________
                                          Authorized Officer


                                        By_____________________________________
                                          Authorized Officer

                                                                       EXHIBIT K

     SUPPORT AGREEMENT dated as of October 15, 1984 between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation ("John Hancock"), and JOHN HANCOCK CAPITAL CORPORATION, a Delaware corporation ("Capital").

     WHEREAS, John Hancock owns through John Hancock Subsidiaries, Inc., a Delaware corporation and a wholly-owned subsidiary of John Hancock, and presently intends to continue to own, either directly or through one or more wholly-owned subsidiaries, all of the outstanding shares of the capital stock of Capital having general voting power; and

     WHEREAS, it is in the interests of both John Hancock and Capital and in furtherance of Capital's corporate purposes that Capital be able to borrow money from banks, other financial institutions and others, including borrowings in the form of Commercial Paper (as hereinafter defined), and to incur such borrowings at the most favorable prevailing rates and terms, and in this regard Capital has requested John Hancock to enter into this Agreement; and

     WHEREAS, Capital intends to issue, from time to time, its short-term notes having maturities not exceeding nine months from their dates of issue (such notes herein referred to as "Commercial Paper') and to sell its Commercial Paper in the commercial paper market, and to incur, from time to time, other indebtedness for borrowed money, all in furtherance of its corporate purposes; and

     WHEREAS, Capital also intends to guarantee indebtedness for borrowed money (including such indebtedness in the form of bonds, notes and other transferable securities) incurred from time to time by John Hancock Overseas Finance N.V. and other direct or indirect subsidiaries of John Hancock (herein collectively referred to as "John Hancock companies"); and

     WHEREAS, Capital intends that the proceeds of any such borrowings incurred by it be used to make loans to John Hancock and the John Hancock companies; and

     WHEREAS, in furtherance of the foregoing objectives, John Hancock and Capital are entering into this Agreement for the express benefit of the holder or holders of the Commercial Paper of Capital, and, if and to the extent John Hancock may hereafter specifically agree in writing, the holder or holders of other indebtedness for borrowed money of Capital and the holder or holders of indebtedness for borrowed money incurred by one or more of the John Hancock companies which has been guaranteed by Capital.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, John Hancock and Capital hereby agree as follows:

(1)  Stock Ownership. John Hancock, during the term of this Agreement, will
     ---------------
     will continue to own, either directly or through one or more wholly-owned subsidiaries, the legal title to and beneficial interest in all outstanding shares of the capital stock of Capital having general voting power, and will not directly or indirectly pledge or in any way encumber or otherwise dispose of any such shares of stock.

(2)  Maintenance of Tangible Net Worth. John Hancock, during the term of this
     ---------------------------------
     Agreement will take such action as may be required to enable Capital to have and maintain a "Tangible Net Worth" of at least $1,000,000. The term "Tangible Net Worth" shall mean an amount equal to the capital stock and surplus (including paid-in or capital surplus) accounts of Capital after deducting therefrom the book amount of all intangible assets of Capital, all determined in accordance with generally accepted accounting principles, except that any Subordinated Loan made by John Hancock or by any one or more of the John Hancock companies to Capital shall be considered part of such capital stock and surplus accounts. The term "Subordinated Loan" shall mean any loan or advance made to Capital by John Hancock or by any of the John Hancock companies which by its terms is subordinated in right of payment to all obligations for borrowed money issued or guaranteed by Capital, except Subordinated Loans.

(3)  Officer's Certificate; Payments to Capital. If at any time Capital shall
     ------------------------------------------
     determine that its Tangible Net Worth shall be less than $1,000,000, Capital shall promptly deliver to John Hancock a certificate of the President or any Vice President or the Treasurer of Capital ("Officer's Certificate") setting forth the Tangible Net Worth of Capital as of the date of said certificate and the amount of the payment ("Deficiency Amount") required to be made under Section (2) in order to enable Capital to have the amount of Tangible Net Worth provided for in Section (2), all in reasonable detail and determined in accordance with Section (2). John Hancock shall pay, or shall cause to be paid, subject to subsequent adjustment as provided for in Section (4), to Capital an amount equal to the Deficiency Amount immediately upon receipt of the Officer's Certificate. Any such payment shall be in the form of a capital contribution, the purchase of additional shares of capital stock of Capital or the making of Subordinated Loans, as John Hancock shall determine.

(4)  Adjustment of Deficiency Amount. John Hancock shall not be deemed to have
     -------------------------------
     accepted an asserted Deficiency Amount certified to it under Section (3), if within ten (10) days after receipt of such certification, it shall give Capital written notice of its objections thereto and the reasons therefor ("Objection Notice"), provided that the giving of such Objection Notice shall not relieve John Hancock of its obligation to pay or cause to be paid, to Capital an amount equal to the asserted Deficiency Amount in accordance with Section (3). If such Objection Notice is given, John Hancock and Capital will attempt in good faith to agree upon the amount of such deficiency. If John Hancock and Capital cannot so agree within ten
     (10) days after the Objection Notice is given, then

     John Hancock and Capital agree that Ernst & Whinney shall be requested to deliver to John Hancock and Capital, within thirty (30) days after the Objection Notice is given, a letter from Ernst & Whinney to John Hancock and Capital (A) stating the actual deficiency as of the date of the Officer's Certificate setting forth the asserted Deficiency Amount, as computed by Ernst & Whinney from the books and records of Capital, (B) demonstrating in reasonable detail the manner in which such actual deficiency was computed, and (C) stating that such computation was made in accordance with the terms of this Agreement. Such computation of the actual deficiency shall be binding and conclusive upon John Hancock and Capital. If the amount of the actual deficiency as finally determined under this Section (4) is different from the asserted Deficiency Amount, then the amount of the Deficiency Amount asserted under Section (3) shall be adjusted by refunds from Capital, or additional payments to Capital in the manner provided in Section (3), as may be required. John Hancock and Capital shall bear equally any fees and disbursements incurred by Ernst & Whinney in rendering any letter in accordance with the terms of this Section (4). John Hancock and Capital agree that other mutually acceptable nationally recognized certified public accounting firms may be substituted for Ernst & Whinney.

(5)  Benefit of Agreement. This Agreement is made for the express benefit of the
     --------------------
     holder or holders from time to time of Capital's Commercial Paper and, if and to the extent that John Hancock may hereafter agree with Capital in writing to expressly extend the benefits of this Agreement to the holder or holders of other indebtedness for borrowed money of Capital or the holder or holders of indebtedness for borrowed money incurred by one or more of the John Hancock companies which has been guaranteed by Capital, such holder or holders as may be specifically described in any such writing, and nothing in this Agreement shall be construed otherwise (such Commercial Paper; such other indebtedness of Capital and such indebtedness guaranteed by Capital being herein referred to as "Covered Credit"; such holder or holders being herein referred to as "Covered Creditors"). Capital agrees that it will not incur any indebtedness for borrowed money, other than with respect to Commercial Paper and Subordinated Loans, or guarantee any indebtedness incurred by one or more of the John Hancock companies, unless and until John Hancock shall have expressly agreed in writing that such indebtedness for borrowed money or such indebtedness guaranteed by Capital, as the case may be, shall be Covered Credit and the holder or holders of such indebtedness shall be Covered Creditors.

(6)  Enforcement of Agreement. Capital agrees for the benefit of Covered
     ------------------------
     Creditors that it will timely take any and all action under this Agreement necessary to require John Hancock to perform its obligations under this Agreement. Capital and John Hancock further agree that, if and to the extent that Capital shall fail to take such action, any Covered Creditor may do so. John Hancock hereby makes a continuing offer to each person who, in reliance on this Agreement and prior to the termination of this Agreement, becomes a Covered Creditor, to perform its obligations under Section (2) of this Agreement. Such offer shall be deemed to be accepted by the act of such person becoming a Covered Creditor and shall give rise to a direct right of action on the part of such person against John Hancock to enforce John Hancock's obligations under Section (2) of this Agreement in the event of Capital's failure to do so.

(7)  Not a Guaranty. This Agreement is not intended to be and is not, and
     --------------
     nothing herein contained and nothing done by John Hancock pursuant to this Agreement shall be deemed to constitute, a guaranty by John Hancock of the payment of the interest or principal of any obligations, indebtedness or liability of any kind or character and howsoever evidenced or arising of Capital or any of the other John Hancock companies to any person or persons whomsoever.

(8)  Termination By Deposit of Funds. If and to the extent that John Hancock
     -------------------------------
     shall deposit or shall cause to be deposited, in trust at a bank or trust company organized under the laws of any State of the United States or a national bui1ding association, in any such case having capital stock, surplus and undivided profits aggregating at least $50,000,000 (hereinafter referred to as the "Depository"), money, or direct obligations of, or obligations secured fully by direct obligations of, or obligations unconditionally guaranteed as to payment of principal and interest by, the United States of America, the principal of and interest on which when due will provide funds in amount sufficient to pay when due and payable the principal of, and premium, if any, and interest on, all Covered Credit which is outstanding as of the close of business on the date of such deposit, and, if such deposit shall be accompanied by an irrevocable written direction from John Hancock to the Depository to apply such deposit to the payment of the principal of and premium, if any, and interest on, such Covered Credit as and when the same shall become due and payable, then this Agreement shall forthwith terminate and be of no further force and effect.

(9)  Amendment, Modification; Termination By Notice. This Agreement may be
     ----------------------------------------------
     amended or modified only by an agreement in writing executed by both of the parties hereto, and, in addition to the termination provisions of Section
     (8), this Agreement may be terminated by either party hereto by written notice given to the other party not less than thirty (30) days in advance of the date specified in such notice for such termination ("Cut-off Date"); provided, however, that no such amendment or modification, and no such termination shall relieve John Hancock of any of its obligations under this Agreement or in any way affect adversely the rights of Covered Creditors under this Agreement, unless and until all Covered Credit which is outstanding as of the close of business on the effective date of such amendment or modification or the Cut-off Date shall either (A) have been paid in full or (B) have been unconditionally guaranteed as to payment of principal, premium, if any, and interest by John Hancock pursuant to an agreement entered into between John Hancock and Capital for the benefit of Covered Creditors.

(10) Communications. All communications provided for herein shall be delivered,
     --------------
     or mailed (by first class mail, postage prepaid), addressed (A) if to John Hancock, to John Hancock Mutual Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, Attention: Vice President and
                                                ---------
     Treasurer, or (B) if to Capital, to John Hancock Capital Corporation, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, Attention:
                                                               ---------
     President.

(11) Other. This Agreement is intended to take effect as a sealed instrument.
     -----
     This Agreement shall be binding upon John Hancock, its successors and assigns, and shall inure to the benefit of Capital, its successors and assigns.

     This Agreement constitutes the entire agreement of John Hancock and Capital with respect to the subject matter hereof. The headings of this Agreement are for reference only and shall not affect the meaning hereof. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, John Hancock and Capital have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                             JOHN HANCOCK MUTUAL LIFE
                                                INSURANCE COMPANY



                                             By /s/ Edward J. Boudreau
                                               ---------------------------------

                                             By /s/ Christopher M. Meyer
                                               ---------------------------------



                                             JOHN HANCOCK CAPITAL CORPORATION



                                             By /s/ John T. Farady
                                               ---------------------------------

                                             By /s/ Henry J. Desautel
                                               ---------------------------------